UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2023

Date of reporting period: August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

2023 ANNUAL REPORT

August 31, 2023

THE LONDON COMPANY INCOME EQUITY FUND

TLC 0823

About American Beacon Advisors Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

THE LONDON COMPANY INCOME EQUITY FUND

Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in dividend-paying stocks may result in less earnings growth or capital appreciation than investing in non-dividend paying stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Information Technology sector companies may face intense competition and rapid product obsolescence, have limited product lines, markets, financial resources or personnel, and lose patent, copyright and trademark protections. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

“Don’t rock the boat.” How many times have we heard that phrase, applied to almost every facet of our daily lives?

For many of us, that proverbial boat is almost certain to rock despite our best efforts to keep it steady. Forces we cannot control will move it forward, backward and sideways – pushing us off our desired trajectory during stormy seas and preventing us from reaching the safety of the harbor.

However, by carefully planning, fine-tuning and adjusting our courses over time, we can help steady the boat and increase our chances of safely reaching our destination. The same can also be said about our investment portfolios. If we make prudent adjustments as we seek to preserve and grow our savings – especially during periods of geopolitical and economic uncertainty – we’ll be better able to withstand the tempests we encounter along the way.

To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing across different investment styles and asset classes, you may be able to help mitigate financial risks in your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Global Equity Market Overview

August 31, 2023 (Unaudited)

Despite continuing high inflation, tight monetary policy from the Federal Reserve (the “Fed”) and the war in Ukraine, U.S. stocks were positive for the 12-month period ended August 31, 2023. The broader market, as measured by the Russell 3000® Index, posted a strong 14.76% return. Many of the major indexes also posted positive returns – and one had a double-digit increase. Larger companies, represented by the Russell 1000® Index return of 15.40%, led the way. Mid-sized companies followed, represented by the Russell Midcap® Index return of 8.38%. Smaller companies, represented by the Russell 2000® Index return of 4.65%, trailed the broader market but were still positive. Growth indexes significantly outperformed Value indexes across the board during the rising-rate environment.

With regard to monetary policy, a strong labor market combined with higher than desired inflation resulted in a shift toward tighter monetary policy from the Fed in early 2022. Throughout 2022, the Fed raised the federal funds rate by 425 basis points (4.25%). As inflation readings moderated over time, the Fed reduced the level of rate increases from 75 basis points (0.75%) to 25 basis points (0.25%). Separately, the Fed began reducing the size of its balance sheet via quantitative tightening in June of 2022; the tactic continues at the time of this report.

Jerome H. Powell, chairman of the Fed’s Board of Governors, presented at the central bank’s annual Jackson Hole Economic Policy Symposium in Wyoming in August 2023 and reinforced the Fed’s focus on reducing inflation to its goal of roughly 2% while balancing the labor market. Broader measures of inflation have clearly decelerated, but core inflation remains in the 4% range and the Fed sees further ground to cover to reach their goal.

Following four rate increases of 25 basis points (0.25%) each in 2023, the Fed’s target range for the federal funds rate was 5.25% to 5.5%. At period end, forward markets anticipated rate cuts by mid-2024, yet the inverted yield curve reflected the Fed’s persistence in accomplishing its goals.

2

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2023 (Unaudited)

The Investor Class of the American Beacon The London Company Income Equity Fund (the “Fund”) returned 2.95% for the twelve-month period ended August 31, 2023, compared to the Russell 1000® Value Index (the “Index”) return of 8.59% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 8/31/2013 through 8/31/2023

Total Returns for the Period ended August 31, 2023

	Ticker	1 Year	3 Year	5 Year	10 Year	Value of $10,000 08/31/2013- 08/31/2023
R5 Class (1,2,5)	ABCIX	3.27%	6.41%	7.52%	9.64%	$25,095
Y Class (1,2,5)	ABCYX	3.17%	6.35%	7.44%	9.56%	$24,920
Investor Class (1,2,5)	ABCVX	2.95%	6.08%	7.17%	9.28%	$24,296
A Class without sales charge (1,2,5)	ABCAX	2.89%	6.07%	7.17%	9.26%	$24,241
A Class with sales Charge (1,2,5)	ABCAX	(3.02)%	4.01%	5.91%	8.62%	$22,854
C Class without sales charge (1,2,5)	ABECX	2.19%	5.30%	6.38%	8.60%	$22,825
C Class with sales charge (1,2,5)	ABECX	1.19%	5.30%	6.38%	8.60%	$22,825
R6 Class (1,4,5)	ABCRX	3.28%	6.47%	7.55%	9.65%	$25,129

Russell 1000® Value Index(3)		8.59%	11.59%	7.11%	9.15%	$23,993

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800- 967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of the fees charged to the R5 Class of the Fund was waived from 2012 through 2014, partially recovered in 2015 and fully recovered in 2016. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014. A portion of the fees charged to the Investor Class of the Fund was waived in 2012 and 2013 and fully recovered in 2014 and 2015. Performance prior to waiving fees was lower than actual returns shown in 2012 and 2013. A portion of the fees charged to the Y, A, and C Classes of the Fund was waived from 2012 through 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014.

3

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2023 (Unaudited)

3.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is a trademark of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon The London Company Income Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. One cannot directly invest in an index.

4.

Fund performance for the periods shown represents the returns achieved by the R5 Class from 8/31/13 up to 8/25/20, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown for periods prior to 8/25/20 may be lower than they would have been had the R6 Class been in existence since 8/31/13. A portion of the fees charged to the R6 Class of the Fund has been waived since Class inception on 8/25/20. Performance prior to waiving fees was lower than actual returns shown since 8/25/20.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.74%, 0.80%, 1.06%, 1.05%, 1.78%, and 0.73%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index mainly due to security selection. Sector attribution was positive for the period.

From a security selection standpoint, the Fund’s holdings in the Industrials and Real Estate sectors were among the largest detractors from the Fund’s performance relative to the Index. In the Industrials sector, United Parcel Service, Inc., Class B (down 9.8%) and Norfolk Southern Corp. (down 12.9%) detracted from relative performance. In the Real Estate sector, Crown Castle, Inc. (down 38.3%) hurt relative returns. The aforementioned performance was somewhat offset by security selection in the Consumer Discretionary and Health Care sectors. Contributors in the Consumer Discretionary sector included Lowe’s Cos., Inc. (up 21.1%) and Starbucks Corp. (up 18.4%). In the Health Care sector, Merck & Co., Inc. (up 31.3%) helped relative performance.

From a sector allocation perspective, the Fund’s significant overweight allocation to the Information Technology sector (up 19.5%) and an underweight allocation to the Utilities sector (down 12.7%) contributed to performance relative to the Index. This performance was somewhat offset by an underweight allocation to the Energy sector (up 15.6%).

The sub-advisor’s investment process focuses on downside protection, current income and total return appreciation.

Top Ten Holdings (% Net Assets)
Apple, Inc.		6.5
Berkshire Hathaway, Inc., Class B		4.5
Texas Instruments, Inc.		4.4
Lowe’s Cos., Inc.		4.2
Johnson & Johnson		4.0
Microsoft Corp.		4.0
BlackRock, Inc.		3.9
Air Products & Chemicals, Inc.		3.8
Norfolk Southern Corp.		3.7
Merck & Co., Inc.		3.7

Total Fund Holdings	31

4

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2023 (Unaudited)

Sector Allocation (% Equities)
Financials	19.8
Information Technology	18.7
Industrials	13.5
Consumer Staples	11.9
Health Care	9.9
Consumer Discretionary	8.0
Communication Services	6.2
Materials	3.9
Energy	3.4
Real Estate	2.4
Utilities	2.3

5

American Beacon FundsSM

Expense Examples

August 31, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon The London Company Income Equity FundSM

Expense Examples

August 31, 2023 (Unaudited)

American Beacon The London Company Income Equity Fund

	Beginning Account Value 3/1/2023	Ending Account Value 8/31/2023	Expenses Paid During Period 3/1/2023-8/31/2023*
R5 Class
Actual	$1,000.00	$1,033.10	$3.89
Hypothetical**	$1,000.00	$1,021.37	$3.87
Y Class
Actual	$1,000.00	$1,032.50	$4.20
Hypothetical**	$1,000.00	$1,021.07	$4.18
Investor Class
Actual	$1,000.00	$1,031.60	$5.53
Hypothetical**	$1,000.00	$1,019.76	$5.50
A Class
Actual	$1,000.00	$1,031.40	$5.48
Hypothetical**	$1,000.00	$1,019.81	$5.45
C Class
Actual	$1,000.00	$1,027.80	$9.25
Hypothetical**	$1,000.00	$1,016.08	$9.20
R6 Class
Actual	$1,000.00	$1,033.20	$3.64
Hypothetical**	$1,000.00	$1,021.63	$3.62

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.76%, 0.82%, 1.08%, 1.07%, 1.81%, and 0.71% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon The London Company Income Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon The London Company Income Equity Fund (one of the funds constituting American Beacon Funds, referred hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the two years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2021 and the financial highlights for each of the periods ended on or prior to August 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 29, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

8

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2023

	Shares	Fair Value

COMMON STOCKS - 92.16%

Communication Services - 4.06%

Diversified Telecommunication Services - 1.70%
Verizon Communications, Inc.	830,564	$29,053,129

Media - 2.36%
Comcast Corp., Class A	858,510	40,143,927

Total Communication Services		69,197,056

Consumer Discretionary - 7.82%

Hotels, Restaurants & Leisure - 3.58%
Starbucks Corp.	625,029	60,902,826

Specialty Retail - 4.24%
Lowe’s Cos., Inc.	313,304	72,210,306

Total Consumer Discretionary		133,113,132

Consumer Staples - 8.47%

Consumer Staples Distribution & Retail - 1.70%
Target Corp.	229,124	28,995,642

Food Products - 2.31%
Nestle SA, ADRA	326,525	39,225,449

Tobacco - 4.46%
Altria Group, Inc.	870,151	38,478,077
Philip Morris International, Inc.	390,550	37,516,233

		75,994,310

Total Consumer Staples		144,215,401

Energy - 3.35%

Oil, Gas & Consumable Fuels - 3.35%
Chevron Corp.	353,964	57,023,600

Financials - 19.26%

Capital Markets - 7.14%
BlackRock, Inc.	94,291	66,054,617
Charles Schwab Corp.	938,666	55,522,094

		121,576,711

Financial Services - 7.26%
Berkshire Hathaway, Inc., Class BB	211,448	76,163,569
Fidelity National Information Services, Inc.	850,030	47,482,676

		123,646,245

Insurance - 4.86%
Cincinnati Financial Corp.	335,090	35,449,171
Progressive Corp.	355,378	47,432,302

		82,881,473

Total Financials		328,104,429

Health Care - 9.60%

Pharmaceuticals - 9.60%
Johnson & Johnson	420,318	67,957,014
Merck & Co., Inc.	580,961	63,313,130

See accompanying notes

9

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2023

	Shares	Fair Value

COMMON STOCKS - 92.16% (continued)

Health Care - 9.60% (continued)

Pharmaceuticals - 9.60% (continued)
Pfizer, Inc.	911,178	$32,237,478

		163,507,622

Total Health Care		163,507,622

Industrials - 13.13%

Air Freight & Logistics - 3.38%
United Parcel Service, Inc., Class B	339,414	57,496,732

Ground Transportation - 3.74%
Norfolk Southern Corp.	311,030	63,764,260

Professional Services - 3.11%
Paychex, Inc.	434,037	53,052,342

Trading Companies & Distributors - 2.90%
Fastenal Co.	856,931	49,342,087

Total Industrials		223,655,421

Information Technology - 18.13%

Communications Equipment - 3.30%
Cisco Systems, Inc.	981,655	56,297,915

Semiconductors & Semiconductor Equipment - 4.37%
Texas Instruments, Inc.	442,768	74,411,590

Software - 3.98%
Microsoft Corp.	206,874	67,805,022

Technology Hardware, Storage & Peripherals - 6.48%
Apple, Inc.	587,116	110,301,483

Total Information Technology		308,816,010

Materials - 3.84%

Chemicals - 3.84%
Air Products & Chemicals, Inc.	221,176	65,355,296

Real Estate - 2.29%

Specialized REITs - 2.29%
Crown Castle, Inc.	388,056	38,999,628

Utilities - 2.21%

Multi-Utilities - 2.21%
Dominion Energy, Inc.	776,027	37,668,350

Total Common Stocks (Cost $1,085,223,580)		1,569,655,945

FOREIGN COMMON STOCKS - 5.02%

Communication Services - 1.93%

Entertainment - 1.93%
Nintendo Co. Ltd., ADRA	3,080,578	32,869,767

See accompanying notes

10

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2023

	Shares	Fair Value

FOREIGN COMMON STOCKS - 5.02% (continued)

Consumer Staples - 3.09%

Beverages - 3.09%
Diageo PLC, ADRA	317,296	$52,560,083

Total Foreign Common Stocks (Cost $78,037,138)		85,429,850

SHORT-TERM INVESTMENTS - 2.58% (Cost $43,952,612)

Investment Companies - 2.58%
American Beacon U.S. Government Money Market Select Fund, 5.15%C D	43,952,612	43,952,612

SECURITIES LENDING COLLATERAL - 1.68% (Cost $28,641,913)

Investment Companies - 1.68%
American Beacon U.S. Government Money Market Select Fund, 5.15%C D	28,641,913	28,641,913

TOTAL INVESTMENTS - 101.44% (Cost $1,235,855,243)		1,727,680,320
LIABILITIES, NET OF OTHER ASSETS - (1.44%)		(24,484,881)

TOTAL NET ASSETS - 100.00%		$1,703,195,439

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at August 31, 2023 (Note 9).

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

REITs – Real Estate Investment Trusts.

Long Futures Contracts Open on August 31, 2023:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	200	September 2023	$44,378,751	$45,160,000	$781,249

			$44,378,751	$45,160,000	$781,249

Exchange Abbreviations:
CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2023, the investments were classified as described below:

The London Company Income Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,569,655,945	$-	$-	$1,569,655,945
Foreign Common Stocks	85,429,850	-	-	85,429,850
Short-Term Investments	43,952,612	-	-	43,952,612
Securities Lending Collateral	28,641,913	-	-	28,641,913

Total Investments in Securities - Assets	$1,727,680,320	$-	$-	$1,727,680,320

Financial Derivative Instruments - Assets
Futures Contracts	$781,249	$-	$-	$781,249

Total Financial Derivative Instruments - Assets	$781,249	$-	$-	$781,249

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon The London Company Income Equity FundSM

Statement of Assets and Liabilities

August 31, 2023

Assets:
Investments in unaffiliated securities, at fair value† §	$1,655,085,795
Investments in affiliated securities, at fair value‡	72,594,525
Cash collateral held at broker for futures contracts	2,730,000
Dividends and interest receivable	3,488,355
Receivable for fund shares sold	954,912
Receivable for tax reclaims	571,590
Receivable for expense reimbursement (Note 2)	100
Receivable for variation margin on open futures contracts (Note 5)	781,671
Prepaid expenses	59,759

Total assets	1,736,266,707

Liabilities:
Payable for fund shares redeemed	2,149,321
Cash due to broker for futures contracts	862,947
Management and sub-advisory fees payable (Note 2)	1,038,201
Service fees payable (Note 2)	85,260
Transfer agent fees payable (Note 2)	97,182
Payable upon return of securities loaned (Note 9)§	28,641,913
Custody and fund accounting fees payable	68,423
Professional fees payable	79,085
Trustee fees payable (Note 2)	165
Payable for prospectus and shareholder reports	29,089
Other liabilities	19,682

Total liabilities	33,071,268

Net assets	$1,703,195,439

Analysis of net assets:
Paid-in-capital	$1,215,226,647
Total distributable earnings (deficits)A	487,968,792

Net assets	$1,703,195,439

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	26,976,838

Y Class	44,161,329

Investor Class	1,428,857

A Class	6,659,069

C Class	2,282,005

R6 Class	220,521

Net assets:
R5 Class	$565,070,285

Y Class	$919,092,509

Investor Class	$29,787,339

A Class	$137,795,991

C Class	$46,817,639

R6 Class	$4,631,676

Net asset value, offering and redemption price per share:
R5 Class	$20.95

Y Class	$20.81

Investor Class	$20.85

A Class	$20.69

A Class (offering price)	$21.95

C Class	$20.52

R6 Class	$21.00

† Cost of investments in unaffiliated securities	$1,163,260,718
‡ Cost of investments in affiliated securities	$72,594,525
§ Fair value of securities on loan	$54,598,410

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

12

American Beacon The London Company Income Equity FundSM

Statement of Operations

For the year ended August 31, 2023

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$46,271,473
Dividend income from affiliated securities (Note 2)	2,437,186
Interest income	102,767
Income derived from securities lending (Note 9)	63,321

Total investment income	48,874,747

Expenses:
Management and sub-advisory fees (Note 2)	11,452,684
Transfer agent fees:
R5 Class (Note 2)	156,723
Y Class (Note 2)	922,344
Investor Class	3,137
A Class	6,766
C Class	2,883
R6 Class	171
Custody and fund accounting fees	204,086
Professional fees	242,883
Registration fees and expenses	113,920
Service fees (Note 2):
Investor Class	131,290
A Class	122,439
C Class	41,932
Distribution fees (Note 2):
A Class	346,648
C Class	537,510
Prospectus and shareholder report expenses	67,618
Trustee fees (Note 2)	165,698
Loan expense (Note 10)	10,232
Other expenses	219,525

Total expenses	14,748,489

Net fees waived and expenses (reimbursed) (Note 2)	(532)

Net expenses	14,747,957

Net investment income	34,126,790

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(6,014,936)
Commission recapture (Note 1)	19,375
Futures contracts	7,221,307
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	23,128,339
Futures contracts	(1,838,129)

Net gain from investments	22,515,956

Net increase in net assets resulting from operations	$56,642,746

† Foreign taxes	$201,016

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

13

American Beacon The London Company Income Equity FundSM

Statement of Changes in Net Assets

	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$34,126,790	$27,216,302
Net realized gain from investments in unaffiliated securities, commission recapture, and futures contracts	1,225,746	45,545,082
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and futures contracts	21,290,210	(193,789,457)

Net increase (decrease) in net assets resulting from operations	56,642,746	(121,028,073)

Distributions to shareholders:
Total retained earnings:
R5 Class	(24,204,527)	(10,084,212)
Y Class	(45,000,197)	(23,157,262)
Investor Class	(1,836,807)	(1,022,529)
A Class	(6,039,962)	(2,784,832)
C Class	(2,049,820)	(924,056)
R6 Class	(192,828)	(10,966)

Net distributions to shareholders	(79,324,141)	(37,983,857)

Capital share transactions (Note 11):
Proceeds from sales of shares	401,094,661	514,783,827
Reinvestment of dividends and distributions	58,467,333	27,704,622
Cost of shares redeemed	(501,253,428)	(363,345,302)

Net increase (decrease) in net assets from capital share transactions	(41,691,434)	179,143,147

Net increase (decrease) in net assets	(64,372,829)	20,131,217

Net assets:
Beginning of year	1,767,568,268	1,747,437,051

End of year	$1,703,195,439	$1,767,568,268

See accompanying notes

14

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of August 31, 2023, the Trust consists of twenty-four active series, one of which is presented in this filing: American Beacon The London Company Income Equity Fund (the “Fund”). The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

On July 11, 2023, (i) RIH, RIM and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and the termination of the Fund’s management and investment advisory agreements (the “Current Management Agreement” and “Current Investment Advisory Agreement,” respectively). The Board has approved a new management agreement with the Manager (the “New Management Agreement”) and a new investment advisory agreement among the Manager, the sub-advisor and American Beacon Funds, on behalf of the Fund (the New Investment Advisory Agreement), that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Fund as of July 31, 2023, has been called to consider the New Management Agreement and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials were sent to those shareholders regarding the New Management Agreement. There are no anticipated changes in the services provided by the Manager or the sub-advisor or in the fee rates charged by the Manager or the sub-advisor to the Fund.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Fund’s financial statements.

15

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Fund’s financial statements.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors—sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

16

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

17

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with The London Company of Virginia, LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $25 million	0.40%
Next $225 million	0.35%
Over $250 million	0.30%

The Management and Sub-Advisory Fees paid by the Fund for the year ended August 31, 2023 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$6,095,146
Sub-Advisory Fees	0.30%	5,357,538

Total	0.65%	$11,452,684

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended August 31, 2023, the Manager received securities lending fees of $7,457 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has

18

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended August 31, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
The London Company Income Equity	$1,010,889

As of August 31, 2023, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
The London Company Income Equity	$83,629

Investments in Affiliated Fund

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with an August 31, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	August 31, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	August 31, 2023 Fair Value
U.S. Government Money Market Select	Direct	The London Company Income Equity	$43,952,612	$-	$-	$2,437,186	$43,952,612
U.S. Government Money Market Select	Securities Lending	The London Company Income Equity	28,641,913	-	-	N/A	28,641,913

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2023, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
The London Company Income Equity	$60,899	$19,540	$80,439

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet

19

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2023, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through December 31, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the year ended August 31, 2023, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	9/1/2022 - 12/31/2022	1/1/2023 - 8/31/2023	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
The London Company Income Equity	R6	0.71%	0.71%	$532	$(71	)*	2025-2026

* This amount represents Recouped Expenses from prior fiscal years and is reflected in Other Expenses on the Statement of Operations.

Of the above amounts, $100 was disclosed as a Receivable for expense reimbursement on the Statement of Assets and Liabilities at August 31, 2023.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025 and 2026. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
The London Company Income Equity	$71	$1,526	$-	2023-2024
The London Company Income Equity	-	125	-	2024-2025

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended August 31, 2023, RID collected $8,989, from the sale of A Class Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended August 31, 2023, there were no CDSC fees collected for A Class Shares of the Fund.

20

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended August 31, 2023, CDSC fees of $3,401 were collected for C Class Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

21

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for the Fund.

22

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4. Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

The Fund may invest in securities issued by foreign companies through ADR and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s

23

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying securities.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including money market fund and ETFs. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market fund under the Act, to provide liquidity or for defensive purposes. The Fund could invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures

24

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended August 31, 2023, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2023
The London Company Income Equity	271

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2023:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$781,249	$781,249

The effect of financial derivative instruments on the Statement of Operations as of August 31, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$7,221,307	$7,221,307

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(1,838,129)	$(1,838,129)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default.

25

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2023.

Offsetting of Financial and Derivative Assets as of August 31, 2023:
	Assets	Liabilities
Futures Contracts(1)	$781,249	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$781,249	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(781,249)	$-

	Remaining Contractual Maturity of the Agreements As of August 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$28,641,913	$-	$-	$-	$28,641,913

Total Borrowings	$28,641,913	$-	$-	$-	$28,641,913

Gross amount of recognized liabilities for securities lending transactions					$28,641,913

6. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

The Fund’s focus on dividend-paying stocks could cause the Fund to underperform other funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.

26

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Liquidity Risk

The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments in the event of higher-than-normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

27

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of various variants of COVID-19, and efforts to contain their spread, have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions and closed borders, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. Any resurgence of COVID-19 or a variant could negatively impact the Funds and adversely impact the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve began to raise interest rates as part of its efforts to address rising inflation. It is difficult to accurately predict the pace at which the Federal Reserve will continue to increase interest rates, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve to change its approach in the future and the Federal Reserve’s actions may result in an economic slowdown. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on the performance and liquidity of global markets, and negatively affect the value of the Fund’s investments. The duration of ongoing

28

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities, or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

29

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

The tax character of distributions paid were as follows:

	Year Ended August 31, 2023	Year Ended August 31, 2022
Distributions paid from:
Ordinary income*
R5 Class	$10,965,166	$8,716,681
Y Class	19,302,649	19,705,676
Investor Class	671,541	846,004
A Class	2,441,808	2,318,579
C Class	549,335	668,534
R6 Class	79,686	10,296
Long-term capital gains
R5 Class	13,239,361	1,367,531
Y Class	25,697,548	3,451,586
Investor Class	1,165,266	176,525
A Class	3,598,154	466,253
C Class	1,500,485	255,522
R6 Class	113,142	670

Total distributions paid	$79,324,141	$37,983,857

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2023, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The London Company Income Equity	$1,240,311,141	$573,032,046	$(85,662,867)	$487,369,179

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
The London Company Income Equity	$487,369,179	$599,613	$-	$-	$-	$487,968,792

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

As of August 31, 2023, the Fund had no permanent differences.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2023, the Funds did not have any capital loss carryforwards.

30

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended August 31, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
The London Company Income Equity	$121,973,401	$164,412,319

A summary of the Fund’s transactions in the USG Select Fund for the year ended August 31, 2023 were as follows:

Fund	Type of Transaction	August 31, 2022 Shares/Fair Value	Purchases	Sales	August 31, 2023 Shares/Fair Value
The London Company Income Equity	Direct	$79,362,060	$391,588,290	$426,997,738	$43,952,612
The London Company Income Equity	Securities Lending	-	281,308,501	252,666,588	28,641,913

9. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience

31

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of August 31, 2023, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
The London Company Income Equity	$ 54,598,410	$28,641,913	$28,565,846	$57,207,759

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statement of Assets and Liabilities.

10. Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended August 31, 2023, the Fund did not utilize these facilities.

32

The London Company Income Equity FundSM

Notes to Financial Statements

August 31, 2023

11. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended August 31, 2023		Year Ended August 31, 2022
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	8,903,625	$183,127,609	8,731,016	$200,187,617
Reinvestment of dividends	982,515	20,350,450	386,278	8,911,328
Shares redeemed	(7,013,717)	(146,570,901)	(2,966,892)	(66,786,938)

Net increase in shares outstanding	2,872,423	$56,907,158	6,150,402	$142,312,007

	Y Class
	Year Ended August 31, 2023		Year Ended August 31, 2022
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	8,938,854	$184,686,404	11,774,920	$266,133,381
Reinvestment of dividends	1,564,432	32,188,122	698,955	16,048,663
Shares redeemed	(14,042,456)	(290,395,789)	(10,200,486)	(230,166,232)

Net increase (decrease) in shares outstanding	(3,539,170)	$(73,521,263)	2,273,389	$52,015,812

	Investor Class
	Year Ended August 31, 2023		Year Ended August 31, 2022
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	176,842	$3,676,662	315,514	$7,140,546
Reinvestment of dividends	86,771	1,785,907	42,907	990,170
Shares redeemed	(1,041,869)	(21,378,684)	(600,113)	(13,689,477)

Net (decrease) in shares outstanding	(778,256)	$(15,916,115)	(241,692)	$(5,558,761)

	A Class
	Year Ended August 31, 2023		Year Ended August 31, 2022
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,147,406	$23,618,498	1,471,995	$32,986,667
Reinvestment of dividends	119,419	2,441,972	46,968	1,074,415
Shares redeemed	(1,267,842)	(26,142,248)	(1,140,713)	(25,681,422)

Net increase (decrease) in shares outstanding	(1,017)	$(81,778)	378,250	$8,379,660

	C Class
	Year Ended August 31, 2023		Year Ended August 31, 2022
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	109,656	$2,252,086	316,784	$7,172,286
Reinvestment of dividends	74,568	1,508,054	29,224	670,900
Shares redeemed	(796,249)	(16,258,534)	(1,197,370)	(26,765,991)

Net (decrease) in shares outstanding	(612,025)	$(12,498,394)	(851,362)	$(18,922,805)

	R6 Class
	Year Ended August 31, 2023		Year Ended August 31, 2022
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	187,357	$3,733,402	51,746	$1,163,330
Reinvestment of dividends	9,278	192,828	409	9,146
Shares redeemed	(23,957)	(507,272)	(11,603)	(255,242)

Net increase in shares outstanding	172,678	$3,418,958	40,552	$917,234

12. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

33

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$21.25	$23.16	$19.14	$18.26	$18.13

Income (loss) from investment operations:
Net investment income	0.43	0.37	0.35	0.36	0.37
Net gains (losses) on investments (both realized and unrealized)	0.24	(1.77)	4.23	2.07	0.42

Total income (loss) from investment operations	0.67	(1.40)	4.58	2.43	0.79

Less distributions:
Dividends from net investment income	(0.43)	(0.37)	(0.35)	(0.38)	(0.39)
Distributions from net realized gains	(0.54)	(0.14)	(0.21)	(1.17)	(0.27)

Total distributions	(0.97)	(0.51)	(0.56)	(1.55)	(0.66)

Net asset value, end of period	$20.95	$21.25	$23.16	$19.14	$18.26

Total returnB	3.27%	(6.21)%	24.40%	13.81%	4.78%

Ratios and supplemental data:
Net assets, end of period	$565,070,285	$512,217,743	$415,873,245	$307,794,240	$236,601,692
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.75%	0.74%	0.74%	0.75%	0.73%
Expenses, net of reimbursements and/or recoupments	0.75%	0.74%	0.74%	0.75%	0.73%
Net investment income, before expense reimbursements and/or recoupments	2.07%	1.63%	1.66%	1.99%	2.09%
Net investment income, net of reimbursements and/or recoupments	2.07%	1.63%	1.66%	1.99%	2.09%
Portfolio turnover rate	7%	9%	7%	21%	23%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

34

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$21.12	$23.03	$19.02	$18.16	$18.04

Income (loss) from investment operations:
Net investment income	0.41	0.35	0.33	0.34	0.36
Net gains (losses) on investments (both realized and unrealized)	0.23	(1.76)	4.23	2.06	0.41

Total income (loss) from investment operations	0.64	(1.41)	4.56	2.40	0.77

Less distributions:
Dividends from net investment income	(0.41)	(0.36)	(0.34)	(0.37)	(0.38)
Distributions from net realized gains	(0.54)	(0.14)	(0.21)	(1.17)	(0.27)

Total distributions	(0.95)	(0.50)	(0.55)	(1.54)	(0.65)

Net asset value, end of period	$20.81	$21.12	$23.03	$19.02	$18.16

Total returnA	3.17%	(6.30)%	24.43%	13.70%	4.68%

Ratios and supplemental data:
Net assets, end of period	$919,092,509	$1,007,455,843	$1,045,963,233	$783,186,967	$666,792,661
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.81%	0.80%	0.81%	0.81%	0.80%
Expenses, net of reimbursements and/or recoupments	0.81%	0.80%	0.81%	0.81%	0.80%
Net investment income, before expense reimbursements and/or recoupments	2.00%	1.56%	1.60%	1.94%	2.03%
Net investment income, net of reimbursements and/or recoupments	2.00%	1.56%	1.60%	1.94%	2.03%
Portfolio turnover rate	7%	9%	7%	21%	23%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

35

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$21.15	$23.06	$19.05	$18.19	$18.06

Income (loss) from investment operations:
Net investment income	0.35	0.29	0.28	0.30	0.31
Net gains (losses) on investments (both realized and unrealized)	0.25	(1.76)	4.23	2.06	0.43

Total income (loss) from investment operations	0.60	(1.47)	4.51	2.36	0.74

Less distributions:
Dividends from net investment income	(0.36)	(0.30)	(0.29)	(0.33)	(0.34)
Distributions from net realized gains	(0.54)	(0.14)	(0.21)	(1.17)	(0.27)

Total distributions	(0.90)	(0.44)	(0.50)	(1.50)	(0.61)

Net asset value, end of period	$20.85	$21.15	$23.06	$19.05	$18.19

Total returnA	2.95%	(6.54)%	24.07%	13.38%	4.45%

Ratios and supplemental data:
Net assets, end of period	$29,787,339	$46,690,436	$56,472,628	$41,904,048	$24,993,208
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.07%	1.06%	1.07%	1.07%	1.06%
Expenses, net of reimbursements and/or recoupments	1.07%	1.06%	1.07%	1.07%	1.06%
Net investment income, before expense reimbursements and/or recoupments	1.72%	1.29%	1.33%	1.67%	1.75%
Net investment income, net of reimbursements and/or recoupments	1.72%	1.29%	1.33%	1.67%	1.75%
Portfolio turnover rate	7%	9%	7%	21%	23%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

36

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$21.01	$22.90	$18.93	$18.08	$17.96

Income (loss) from investment operations:
Net investment income	0.36	0.29	0.28	0.30	0.31
Net gains (losses) on investments (both realized and unrealized)	0.22	(1.74)	4.19	2.05	0.42

Total income (loss) from investment operations	0.58	(1.45)	4.47	2.35	0.73

Less distributions:
Dividends from net investment income	(0.36)	(0.30)	(0.29)	(0.33)	(0.34)
Distributions from net realized gains	(0.54)	(0.14)	(0.21)	(1.17)	(0.27)

Total distributions	(0.90)	(0.44)	(0.50)	(1.50)	(0.61)

Net asset value, end of period	$20.69	$21.01	$22.90	$18.93	$18.08

Total returnA	2.89%	(6.48)%	24.04%	13.44%	4.43%

Ratios and supplemental data:
Net assets, end of period	$137,795,991	$139,898,234	$143,875,366	$92,490,860	$60,146,845
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.06%	1.05%	1.05%	1.04%	1.05%
Expenses, net of reimbursements and/or recoupments	1.06%	1.05%	1.05%	1.04%	1.05%
Net investment income, before expense reimbursements and/or recoupments	1.75%	1.31%	1.36%	1.71%	1.77%
Net investment income, net of reimbursements and/or recoupments	1.75%	1.31%	1.36%	1.71%	1.77%
Portfolio turnover rate	7%	9%	7%	21%	23%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

37

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$20.83	$22.72	$18.78	$17.94	$17.83

Income (loss) from investment operations:
Net investment income	0.16	0.09	0.10	0.14	0.17
Net gains (losses) on investments (both realized and unrealized)	0.28	(1.70)	4.19	2.06	0.42

Total income (loss) from investment operations	0.44	(1.61)	4.29	2.20	0.59

Less distributions:
Dividends from net investment income	(0.21)	(0.14)	(0.14)	(0.19)	(0.21)
Distributions from net realized gains	(0.54)	(0.14)	(0.21)	(1.17)	(0.27)

Total distributions	(0.75)	(0.28)	(0.35)	(1.36)	(0.48)

Net asset value, end of period	$20.52	$20.83	$22.72	$18.78	$17.94

Total returnA	2.19%	(7.22)%	23.14%	12.59%	3.64%

Ratios and supplemental data:
Net assets, end of period	$46,817,639	$60,287,047	$85,083,300	$95,091,128	$126,444,587
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.80%	1.78%	1.79%	1.81%	1.82%
Expenses, net of reimbursements and/or recoupments	1.80%	1.78%	1.79%	1.81%	1.82%
Net investment income, before expense reimbursements and/or recoupments	1.00%	0.56%	0.62%	0.94%	1.01%
Net investment income, net of reimbursements and/or recoupments	1.00%	0.56%	0.62%	0.94%	1.01%
Portfolio turnover rate	7%	9%	7%	21%	23%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

38

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended August 31,				August 25, 2020A to August 31,

	2023	2022		2021	2020

Net asset value, beginning of period	$21.30	$23.22		$19.13	$18.99

Income from investment operations:
Net investment income (loss)	0.24	0.39	B	2.03	(0.01)
Net gains (losses) on investments (both realized and unrealized)	0.43	(1.79)		2.59	0.15

Total income (loss) from investment operations	0.67	(1.40)		4.62	0.14

Less distributions:
Dividends from net investment income	(0.43)	(0.38)		(0.32)	-
Distributions from net realized gains	(0.54)	(0.14)		(0.21)	-

Total distributions	(0.97)	(0.52)		(0.53)	-

Net asset value, end of period	$21.00	$21.30		$23.22	$19.13

Total returnC	3.28%	(6.21)%		24.62%	0.74	%D

Ratios and supplemental data:
Net assets, end of period	$4,631,676	$1,018,965		$169,279	$100,763
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.72%	0.73%		0.75%	0.85	%E
Expenses, net of reimbursements and/or recoupments	0.71%	0.71%		0.71%	0.71	%E
Net investment income (loss), before expense reimbursements and/or recoupments	2.10%	1.75%		1.64%	(3.83	)%E
Net investment income (loss), net of reimbursements	2.11%	1.77%		1.68%	(3.69	)%E
Portfolio turnover rate	7%	9%		7%	21	%D

A	Effective date of class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

39

American Beacon FundsSM

Federal Tax Information

August 31, 2023 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2023.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2023. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

The London Company Income Equity	100%

Qualified Dividend Income:

The London Company Income Equity	100%

Long-Term Capital Gain Distributions:

The London Company Income Equity	$45,313,956

Short-Term Capital Gain Distributions:

The London Company Income Equity	$867

Shareholders will receive notification in January 2024 of the applicable tax information necessary to prepare their 2023 income tax returns.

40

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements

August 31, 2023 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2023 and June 6-7, 2023 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 7, 2023 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon The London Company Income Equity Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager and the Trust, on behalf of the Fund, and The London Company of Virginia, LLC (the “sub-advisor”). The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment

41

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements

August 31, 2023 (Unaudited)

performance of the Fund and the sub-advisor for the Fund; (3) the profits, if any, earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the financial condition of the Manager, including its parent company; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the representations made by the sub-advisor regarding the sub-advisor’s level of staffing; the sub-advisor’s assets under management; the financial stability of the sub-advisor; and the sub-advisor’s compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of the Fund relative to the performance of the Fund’s benchmark index and a composite of other comparable investment accounts managed by the sub-advisor. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for one class of the Fund, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

42

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements

August 31, 2023 (Unaudited)

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisor regarding the fee rates charged to certain other client accounts. The Board did not request profitability data from the sub-advisor because the Board did not view this data as imperative to its deliberations given the arms-length nature of the relationship between the Manager and the sub-advisor with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that the sub-advisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the sub-advisory fee schedule for the Fund, and that the Fund’s asset level had exceeded all applicable breakpoints.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s and sub-advisor’s responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Fund. For example, the Board considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that the sub-advisor benefits from soft dollar arrangements for proprietary and third party research. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of

43

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements

August 31, 2023 (Unaudited)

comparable mutual funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2022. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3	rd Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2	nd Quintile
Compared to Morningstar Category	2	nd Quintile

The Board also considered the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

44

Disclosure Regarding the Approval of New Management and New Investment Advisory Agreements

August 31, 2023 (Unaudited)

Approval of New Management Agreement and New Investment Advisory Agreement

On July 11, 2023, (i) Resolute Investment Holdings, LLC (“RIH”), its indirect wholly-owned subsidiary, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), the investment manager of American Beacon Funds (“Trust”), and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (“Current Ownership Group”), entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager (together with RIH, “Resolute”). Pursuant to the Transaction Agreement, (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group (“New Ownership Group”), and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”).

Upon the closing of the Transaction (“Closing”), the Manager will be wholly owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the Trust’s (i) existing management agreement (“Current Management Agreement”) with the Manager with respect to the American Beacon The London Company Income Equity Fund (“Fund”) and other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreement (“Current Investment Advisory Agreement”) among the Manager, the Trust and The London Company of Virginia, LLC (“Sub-Advisor”) on behalf of the Fund. As required by the 1940 Act, the Current Management Agreement and Current Investment Advisory Agreement (“Current Agreements”) provide for their automatic termination in the event of an assignment, and will, therefore, terminate upon the Closing.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Fund and the Other Funds. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023, and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Fund of a new Management Agreement (“New Management Agreement”), and new Investment Advisory Agreement (“New Investment Advisory Agreement” and, collectively with the New Management Agreement, the “New Agreements”).

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Fund and its shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Fund, the capabilities of the key personnel of the Manager who currently manage the Fund to continue to provide services to the Fund at the current levels, or the capabilities of the Sub-Advisor to provide the same level of services to the Fund.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Fund by the Manager, including investment advisory and administrative services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s

45

Disclosure Regarding the Approval of New Management and New Investment Advisory Agreements

August 31, 2023 (Unaudited)

representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Fund, but noted that there could be no assurance of any particular benefits that may result.

In connection with the Board’s determination to approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

•	The fee rates payable by the Fund under the New Agreements are the same as the fee rates payable under the Current Agreements;

•

The Manager’s commitment to maintaining the contractual fee waiver/expense reimbursement agreement that is currently in effect with respect to the Fund for a period of two years following the Closing to ensure that shareholders do not face an increase in expenses;

•	The New Agreements are identical in all material respects to the Current Agreements;

•	The Manager and the Sub-Advisor would provide the same services to the Fund pursuant to the New Agreements as they had been providing under the Current Agreements;

•

The Manager’s personnel who will provide management services to the Fund are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Fund;

•	The Sub-Advisor personnel who will provide advisory services to the Fund are not expected to change;

•

Resolute’s substantially strengthened capital structure following the Closing, which would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Fund;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Fund’s Sub-Advisor and other key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Fund in connection with the Transaction, the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction, including the Proxy Statement, and fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Fund may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Fund and may reduce the potential vulnerability to changes in control of the Manager that could be adverse to the Fund’s interests and affect the retention of key employees providing services to the Fund;

•

The Manager’s representation that there had been no material changes or developments relating to the Manager or the Sub-Advisor, since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

46

Disclosure Regarding the Approval of New Management and New Investment Advisory Agreements

August 31, 2023 (Unaudited)

•	The Trustees had requested and evaluated information relevant to the renewal of the Current Agreements at their May-June Meetings.

In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements at the May-June Meetings, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the renewal of the Current Agreements, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Agreements at the July 12, 2023 meeting. The factors considered by the Board in connection with the approval of the Current Agreements are described in the section of this report titled “Disclosure Regarding Approval of the Current Management and Investment Advisory Agreements.”

47

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (1954)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (1969)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (1962)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

48

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (1960)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (1961)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (1963)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

49

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (1975)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd.; (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023-Present); American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (1959)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (1981)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (1969)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (1970)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (1961)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present) Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (1963)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (1963)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (1971)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (1966)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (1984)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

54

American Beacon FundsSM

Privacy Policy

August 31, 2023 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

55

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56

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately 20 days after the end of each month for The London Company Income Equity Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon The London Company Income Equity Fund are service marks of American Beacon Advisors, Inc.

AR 08/23

American Beacon® FUNDS

2023 ANNUAL REPORT

August 31, 2023

FEAC FLOATING RATE INCOME FUND

SIM HIGH YIELD OPPORTUNITIES FUND

FEAC_SIM 0823

About American Beacon Advisors, Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

FEAC FLOATING RATE INCOME FUND

Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, CLOs, restricted securities and floating- rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that a debt issuer will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its debt securities to go down. In addition, loans are subject to the risk that the Fund may not be able to obtain the collateral securing the loan in a timely manner, and the value of the collateral may not cover the amount owed on the loan. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SIM HIGH YIELD OPPORTUNITIES FUND

Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, CLOs, restricted securities and floating- rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that a debt issuer will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its debt securities to go down. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Consumer Staples companies are sensitive to commodities and energy prices, availability of underlying commodities, and government regulation. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	August 31, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

“Don’t rock the boat.” How many times have we heard that phrase, applied to almost every facet of our daily lives?

For many of us, that proverbial boat is almost certain to rock despite our best efforts to keep it steady. Forces we cannot control will move it forward, backward and sideways – pushing us off our desired trajectory during stormy seas and preventing us from reaching the safety of the harbor.

However, by carefully planning, fine-tuning and adjusting our courses over time, we can help steady the boat and increase our chances of safely reaching our destination. The same can also be said about our investment portfolios. If we make prudent adjustments as we seek to preserve and grow our savings – especially during periods of geopolitical and economic uncertainty – we’ll be better able to withstand the tempests we encounter along the way.

To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing across different investment styles and asset classes, you may be able to help mitigate financial risks in your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

Global Bond Market Overview

August 31, 2023 (Unaudited)

For the 12-month period ended August 31, 2023, the investment-grade Bloomberg US Aggregate Index returned -1.19% and the Bloomberg Global Aggregate Index (hedged to US dollars) returned 0.55%. In comparison, the ICE BofA US High Yield Index returned 7.01% and the Credit Suisse Leveraged Loan Index returned 9.08%.

The period was challenging for higher-quality segments of the bond market as they had little coupon income to offset the rise in yields. High-yield segments posted solid returns as investors became comfortable with the outlook for the economy and were attracted by the additional yield.

The strong labor market and elevated inflation led the Federal Reserve Bank (the “Fed”) to continue raising interest rates throughout the period – to 5.50% by period end – and central banks around the globe struggled with similar circumstances. Additionally, the Fed reduced the size of its balance sheet via quantitative tightening to help moderate inflation. The cumulation of restrictive monetary policies reached a tipping point in early 2023 as regional banks in the U.S. saw depositors flee to higher-yielding U.S. Treasury securities, causing several banks to fail and exacerbating the decline of Credit Suisse Group AG. Less noticeably, corporate issuers facing significantly higher borrowing rates struggled to reposition their balance sheets.

Although inflation pressures eased during the period, the details left mixed signals. While broad inflation was clearly decelerating, core inflation declined more slowly and required additional diligence from the Fed. The Fed responded by reducing the size and frequency of its rate increases, but emphasized that rates would remain elevated for an extended period of time.

In August, near the end of the period, Jerome H. Powell, chairman of the Federal Reserve’s Board of Governors, presented at the central bank’s annual Jackson Hole Economic Policy Symposium in Wyoming and reinforced the Fed’s focus on reducing inflation to its goal of roughly 2% while balancing the labor market.

Investors viewed the outlook as a signal that the Fed’s job was nearly complete, although they may have overestimated the speed at which the Fed would reverse course. At period end, forward markets anticipated rate cuts by mid-2024, yet the inverted yield curve reflected the Fed’s persistence in accomplishing its goals.

American Beacon FEAC Floating Rate Income FundSM

Performance Overview

August 31, 2023 (Unaudited)

The Investor Class of the American Beacon FEAC Floating Rate Income Fund (the “Fund”) returned 5.30% for the twelve months ended August 31, 2023. The Fund underperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 9.08% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 8/31/2013 through 8/31/2023

Total Returns for the Period ended August 31, 2023

	Ticker	1 Year	3 Year	5 Year	10 Year	Value of $10,000 08/31/2013- 08/31/2023
R5 Class (1,2,6)	SPFLX	5.68%	3.98%	1.88%	3.71%	$14,391
Y Class (1,2,3,6)	SPFYX	5.61%	3.92%	1.79%	3.62%	$14,273
Investor Class (1,2,3,6)	SPFPX	5.30%	3.62%	1.49%	3.42%	$13,997
A Class without sales charge (1,2,3,6)	SOUAX	5.25%	3.65%	1.54%	3.41%	$13,983
A Class with sales Charge (1,2,3,6)	SOUAX	2.60%	2.76%	1.03%	3.15%	$13,635
C Class without sales charge (1,2,3,6)	SOUCX	4.46%	2.86%	0.75%	2.81%	$13,193
C Class with sales charge (1,2,3,6)	SOUCX	3.46%	2.86%	0.75%	2.81%	$13,193
SP Class (1,2,4,6)	SPFRX	5.38%	4.57%	2.06%	3.69%	$14,366

Credit Suisse Leveraged Loan Index (5)		9.08%	5.84%	4.27%	4.27%	$15,194

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of the fees charged to the R5 Class of the Fund was waived from Fund inception through 2017, partially recovered in 2018 and 2019 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of the fees charged to the Investor Class of the Fund was waived from Fund inception through 2016, fully recovered in 2017 and waived since 2021. Performance prior to

American Beacon FEAC Floating Rate Income FundSM

Performance Overview

August 31, 2023 (Unaudited)

waiving fees was lower than returns shown for periods when waivers were in effect. A portion of the fees charged to the Y Class of the Fund was waived from Fund inception through 2016, fully recovered in 2017 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of the fees charged to A and C Classes was waived from Fund inception through 2016, partially recovered in 2017 and 2018 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the SP Class of the Fund was waived from Fund inception through 2016, partially recovered from 2017 through 2019 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

3.

Fund performance represents the returns achieved by the R5 Class from 8/31/13 up to 12/11/15, the inception date of the Y, Investor, A, and C Classes and the returns of each Class since its inception. Expenses of the R5 Class are lower than the other Classes. Therefore, total returns shown may be higher than they would have been had the Y, Investor, A, and C Classes been in existence since 8/31/13.

4.

Fund performance represents the returns achieved by the R5 Class from 8/31/13 up to 5/30/14, the inception date of the SP Class, and the returns of the SP Class since its inception. Expenses of the R5 Class are lower than the SP Class. Therefore, total returns shown may be higher than they would have been had the SP Class been in existence since 8/31/13.

5.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and SP Class shares were 0.89%, 0.96%, 1.22%, 1.17%, 1.93%, and 1.18%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

On December 31, 2022, the subadvisor to the Fund was changed, and First Eagle Alternative Credit, LLC (“FEAC”) began managing the Fund’s assets. By period end, much of the portfolio had been transitioned by FEAC, although a very small portion remained to be transitioned as market opportunities allow.

The primary focus during the period was to reposition the portfolio in line with FEAC’s investment management style. As such, relative performance primarily reflects the transition, as well as an allocation to cash and high-yield bonds, which underperformed loans, for liquidity management purposes. Likewise, the Fund’s expenses also detracted from returns relative to the Index.

Overall, the loan market had a promising start to the period but was derailed somewhat in early 2023 due to heightened recession fears and a U.S. regional banking crisis that left markets on edge. Many loan issuers anticipated transactions early in the year to help address approaching debt maturities, but plans unraveled given the banking sector’s troubles. Likewise, outflows from bank loan funds put pressure on the market and reduced demand for new issues. However, scarcity following the lack of new issuance and an increase in collateralized loan obligation (CLO) production provided a strong technical backdrop for the loan market into period end.

The Fund’s core holdings were defensively positioned, with a higher weighted-average credit quality and conservative industry allocation, for an environment where credit markets gradually begin to weaken as the cumulative impact of the Federal Reserve Bank’s rate increases weighs on the economy. While the Fund benefits from higher coupons as interest rates rise, it must be rigorous in its selection process to identify those issuers that can withstand higher rates and maintain their credit ratings.

American Beacon FEAC Floating Rate Income FundSM

Performance Overview

August 31, 2023 (Unaudited)

Top Ten Holdings (% Net Assets)
Stats Intermediate Holdings LLC, 10.888%, Due 7/10/2026, Term Loan, (3 mo. USD Secured Overnight Financing Rate + 5.250%)		2.8
Getty Images, Inc., 9.750%, Due 3/1/2027		2.5
Alvogen Pharma U.S., Inc., 12.892%, Due 6/30/2025, 2022 Extended Term Loan, (3 mo. USD Secured Overnight Financing Rate + 7.500%)		2.2
Gen Digital, Inc., Due 9/12/2029, 2022 Term Loan B		2.0
Genesee & Wyoming, Inc., 7.342%, Due 12/30/2026, Term Loan, (3 mo. USD Secured Overnight Financing Rate + 2.000%)		1.9
Limetree Bay Terminals LLC, 10.503%, Due 2/15/2024, 2022 Incremental Term Loan, (3 mo. USD LIBOR + 5.000%)		1.8
Trans Union LLC, 7.696%, Due 12/1/2028, 2021 Term Loan B6, (1 mo. USD Secured Overnight Financing Rate + 2.250%)		1.7
Getty Images, Inc., 9.842%, Due 2/19/2026, 2019 USD Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.500%)		1.6
Verifone Systems, Inc., 9.653%, Due 8/20/2025, 2018 1st Lien Term Loan, (3 mo. USD Secured Overnight Financing Rate + 4.000%)		1.6
Zayo Group Holdings, Inc., 9.656%, Due 3/9/2027, 2022 USD Incremental Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 4.325%)		1.6

Total Fund Holdings	193

Sector Weightings (% Investments)
Communications		21.8
Consumer, Non-Cyclical		21.1
Consumer, Cyclical		13.6
Financial		13.6
Technology		13.3
Industrial		12.5
Energy		2.1
Basic Materials		2.0

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2023 (Unaudited)

The Investor Class of the American Beacon SiM High Yield Opportunities Fund (the “Fund”) returned 6.17% for the twelve-month period ending August 31, 2023. The Fund underperformed the ICE BofA US High Yield Index (the “Index”) which returned 7.01% during the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 8/31/2013 through 8/31/2023

Total Returns for the Period ended August 31, 2023

	Ticker	1 Year	3 Year	5 Year	10 Year	Value of $10,000 08/31/2013- 08/31/2023
R5 Class (1,2,4)	SHOIX	6.42%	4.80%	4.48%	5.26%	$16,692
Y Class (1,2,4)	SHOYX	6.42%	4.83%	4.47%	5.22%	$16,627
Investor Class (1,2,4)	SHYPX	6.17%	4.47%	4.12%	4.91%	$16,143
A Class without sales charge (1,2,4)	SHOAX	6.08%	4.46%	4.03%	4.83%	$16,028
A Class with sales Charge (1,2,4)	SHOAX	1.08%	2.78%	3.01%	4.32%	$15,262
C Class without sales charge (1,2,4)	SHOCX	5.29%	3.73%	3.38%	4.26%	$15,173
C Class with sales charge (1,2,4)	SHOCX	4.29%	3.73%	3.38%	4.26%	$15,173

ICE BofA US High Yield Index (3)		7.01%	1.86%	3.16%	4.39%	$15,362

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of fees charged to the R5 Class of the Fund was waived from Fund inception through 2018, partially recovered in 2019 and waived since 2020. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the Investor Class of the Fund was waived in 2011 and 2012, partially recovered in 2013, fully recovered in 2016 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the Y Class of the Fund was waived from

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2023 (Unaudited)

2011 through 2013, fully recovered in 2015 and waived in 2016 and since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the A and C Classes of the Fund was waived from 2011 through 2014, partially recovered in 2015, fully recovered in 2016 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

3.

The ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated, below-investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below-investment-grade rating and an investment-grade rated country of risk. In addition, qualifying securities must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 0.82%, 0.89%, 1.17%, 1.14%, and 1.87%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Issue selection within the Fund’s Finance and Service sectors detracted the most from the Fund’s returns relative to the Index. Conversely, issue selection within Energy and Transportation sectors was additive to the Fund’s relative performance.

From a sector allocation perspective, the Fund’s absence from the Telecommunications sector and an overweight allocation to the Energy sector contributed to performance relative to the Index. On the other hand, an underweight allocation to the Manufacturing sector and an overweight allocation to the Consumer sector somewhat detracted from the Fund’s relative returns.

From a credit quality standpoint, the Fund’s issue selection within the Not-rated and CCC-rated credit categories detracted from relative performance. Conversely, security selection within the BB-rated credit category somewhat contributed to relative performance.

From a credit quality allocation perspective, the Fund’s underweight allocations to the CCC-rated and C-rated credit categories contributed positively to relative performance. On the other hand, overweight allocations to the BBB-rated and Not-rated credit category detracted slightly from the Fund’s returns relative to the Index.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out-of-favor sectors through bottom-up fundamental research remains in place.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2023 (Unaudited)

Top Ten Holdings (% Net Assets)
Strathcona Resources Ltd., 6.875%, Due 8/1/2026		2.7
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 10.750%, Due 7/1/2025		2.5
Berry Petroleum Co. LLC, 7.000%, Due 2/15/2026		2.2
Vector Group Ltd., 10.500%, Due 11/1/2026		2.1
Euronav Luxembourg SA, 6.250%, Due 9/14/2026		2.0
Townsquare Media, Inc., 6.875%, Due 2/1/2026		2.0
TTM Technologies, Inc., 4.000%, Due 3/1/2029		1.9
Cinemark USA, Inc., 5.250%, Due 7/15/2028		1.8
Encore Capital Group, Inc., 4.250%, Due 6/1/2028		1.8
Pediatrix Medical Group, Inc., 5.375%, Due 2/15/2030		1.8

Total Fund Holdings	93

Sector Allocation (% Investments)
Consumer, Non-Cyclical		25.7
Energy		20.4
Financial		17.0
Consumer, Cyclical		16.1
Industrial		10.8
Technology		6.3
Communications		3.7

Country Allocation (% Fixed Income)
United States		71.9
Canada		9.7
Sweden		4.5
Norway		3.6
United Kingdom		2.8
Uruguay		2.7
Belgium		2.2
Germany		1.1
Netherlands		1.1
Chile		0.4

American Beacon FundsSM

Expense Examples

August 31, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

August 31, 2023 (Unaudited)

American Beacon FEAC Floating Rate Income Fund

	Beginning Account Value 3/1/2023	Ending Account Value 8/31/2023	Expenses Paid During Period 3/1/2023-8/31/2023*
R5 Class
Actual	$1,000.00	$1,035.40	$4.21
Hypothetical**	$1,000.00	$1,021.07	$4.18
Y Class
Actual	$1,000.00	$1,033.90	$4.51
Hypothetical**	$1,000.00	$1,020.77	$4.48
Investor Class
Actual	$1,000.00	$1,031.20	$5.94
Hypothetical**	$1,000.00	$1,019.36	$5.90
A Class
Actual	$1,000.00	$1,031.60	$5.59
Hypothetical**	$1,000.00	$1,019.71	$5.55
C Class
Actual	$1,000.00	$1,027.70	$9.51
Hypothetical**	$1,000.00	$1,015.83	$9.45
SP Class
Actual	$1,000.00	$1,032.20	$5.53
Hypothetical**	$1,000.00	$1,019.76	$5.50

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.82%, 0.88%, 1.16%, 1.09%, 1.86%, and 1.08% for the R5, Y, Investor, A, C, and SP Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon SiM High Yield Opportunities Fund

	Beginning Account Value 3/1/2023	Ending Account Value 8/31/2023	Expenses Paid During Period 3/1/2023-8/31/2023*
R5 Class
Actual	$1,000.00	$1,032.10	$3.79
Hypothetical**	$1,000.00	$1,021.48	$3.77
Y Class
Actual	$1,000.00	$1,033.20	$3.84
Hypothetical**	$1,000.00	$1,021.43	$3.82
Investor Class
Actual	$1,000.00	$1,031.40	$5.63
Hypothetical**	$1,000.00	$1,019.66	$5.60
A Class
Actual	$1,000.00	$1,030.40	$5.48
Hypothetical**	$1,000.00	$1,019.81	$5.45
C Class
Actual	$1,000.00	$1,026.50	$9.25
Hypothetical**	$1,000.00	$1,016.08	$9.20

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.74%, 0.75%, 1.10%, 1.07%, and 1.81% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon FEAC Floating Rate Income Fund and American Beacon SiM High Yield Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon FEAC Floating Rate Income Fund and American Beacon SiM High Yield Opportunities Fund (two of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for the two years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended August 31, 2021 and the financial highlights for each of the periods ended on or prior to August 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 29, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Shares	Fair Value

COMMON STOCKS - 0.27%

Consumer Discretionary - 0.01%

Commercial Services & Supplies - 0.01%
Constellis Holdings LLCA	69,609	$17,402

Total Consumer Discretionary		17,402

Energy - 0.00%

Oil, Gas & Consumable Fuels - 0.00%
Southcross Energy Partners LLCA	533,359	1,600

Financials - 0.24%

Financial Services - 0.24%
Anuvu Corp.A	94,492	472,460

Information Technology - 0.02%

Communications Equipment - 0.00%
4L Technologies, Inc.A	140,935	2,819

Software - 0.02%
Internap Holding LLCD	63,490	47,031

Total Information Technology		49,850

Total Common Stocks (Cost $3,757,492)		541,312

PREFERRED STOCKS - 0.00% (Cost $339,302)

Energy - 0.00%

Oil, Gas & Consumable Fuels - 0.00%
Southcross Energy Partners LLCA E	2,077,530	-

	Principal Amount

BANK LOAN OBLIGATIONSF - 88.17%

Basic Materials - 1.94%

Chemicals - 1.43%
Avient Corp., 7.872%, Due 8/29/2029, Term Loan B7, (3 mo. USD Secured Overnight Financing Rate + 2.500%)	$598,419	599,167
Ineos U.S. Finance LLC,
8.952%, Due 11/8/2027, 2022 USD Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.750%)	506,648	504,327
8.931%, Due 2/18/2030, 2023 USD Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.500%)	254,357	252,385
IRIS Holdings, Inc., 10.219%, Due 6/28/2028, Term Loan, (3 mo. USD Secured Overnight Financing Rate + 4.750%)	552,531	497,278
Starfruit Finco BV, Due 4/3/2028, 2023 Term Loan BG	1,012,771	1,008,548

		2,861,705

Forest Products & Paper - 0.26%
Asplundh Tree Expert LLC, 7.181%, Due 9/7/2027, 2021 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 1.750%)	517,410	516,603

Mining - 0.25%
Acupowder International LLC, 12.712%, Due 10/10/2025, 2018 Term Loan, (2 mo. USD Secured Overnight Financing Rate + 7.320%)	508,453	499,133

Total Basic Materials		3,877,441

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSF - 88.17% (continued)

Communications - 17.60% (continued)

Advertising - 0.94% (continued)
ABG Intermediate Holdings 2 LLC,
4.000% – 9.434%, Due 12/21/2028, 2023 Delayed Draw Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.000%)G H	$49,325	$49,334
9.320%, Due 12/21/2028, 2023 Term Loan B2, (1 mo. USD Secured Overnight Financing Rate + 4.000%)	150,440	150,467
CMG Media Corp., 8.842%, Due 12/17/2026, 2021 Term Loan, (3 mo. USD Secured Overnight Financing Rate + 3.500%)	1,824,419	1,691,017

		1,890,818

Internet - 5.58%
Gen Digital, Inc., Due 9/12/2029, 2022 Term Loan BG	4,046,508	4,038,415
Getty Images, Inc., 9.842%, Due 2/19/2026, 2019 USD Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.500%)	3,260,176	3,260,176
Go Daddy Operating Co. LLC, 7.831%, Due 11/9/2029, 2022 Term Loan B5, (1 mo. USD Secured Overnight Financing Rate + 2.500%)	1,509,487	1,511,373
MH Sub I LLC, 9.581%, Due 5/3/2028, 2023 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.250%)	384,345	369,055
Uber Technologies, Inc., 7.999% – 8.026%, Due 3/3/2030, 2023 Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 2.750%)	1,993,622	1,995,775

		11,174,794

Media - 5.90%
Charter Communications Operating LLC, 7.081% – 7.116%, Due 2/1/2027, 2019 Term Loan B2, (1 mo. USD Secured Overnight Financing Rate + 1.750%, 3 mo. USD Secured Overnight Financing Rate + 1.750%)	2,938,407	2,923,363
Coral-U.S. Co-Borrower LLC, 8.425%, Due 10/15/2029, 2021 Term Loan B6, (1 mo. USD Secured Overnight Financing Rate + 3.000%)	2,045,713	2,011,611
GEE Holdings LLC,
13.540%, Due 3/24/2025, 2021 Term Loan, (3 mo. USD LIBOR + 8.000%)	2,192,511	2,137,698
13.790%, Due 3/23/2026, 2021 2nd Lien Takeback Term Loan, PIK (in-kind rate 8.250%)	1,839,857	1,094,715
Sinclair Television Group, Inc.,
8.446%, Due 4/1/2028, 2021 Term Loan B3, (1 mo. USD Secured Overnight Financing Rate + 3.000%)	3,778	2,835
9.181%, Due 4/21/2029, 2022 Term Loan B4, (1 mo. USD Secured Overnight Financing Rate + 3.750%)	929,063	667,764
Univision Communications, Inc.,
8.696%, Due 1/31/2029, 2022 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.250%)	1,008,132	994,270
9.492%, Due 6/24/2029, 2022 First Lien Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.250%)	499,837	497,493
Virgin Media Bristol LLC,
8.675%, Due 1/31/2029, 2020 USD Term Loan Q, (1 mo. USD Secured Overnight Financing Rate + 3.250%)	1,014,628	1,001,945
8.311%, Due 3/31/2031, 2023 USD Term Loan Y, (6 mo. USD Secured Overnight Financing Rate + 3.250%)	508,430	501,983

		11,833,677

Telecommunications - 5.18%
CCI Buyer, Inc., Due 12/17/2027, Term LoanG	2,021,524	1,997,932
Cincinnati Bell, Inc., 8.681%, Due 11/22/2028, 2021 Term Loan B2, (1 mo. USD Secured Overnight Financing Rate + 3.250%)	2,019,212	1,965,703
Connect Finco SARL, 8.831%, Due 12/11/2026, 2021 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.500%)G	3,006,454	2,996,593
MLN U.S. HoldCo LLC, 14.660%, Due 10/18/2027, 2022 Third Out Term Loan, (3 mo. USD Secured Overnight Financing Rate + 9.250%)	1,652,000	247,800
Zayo Group Holdings, Inc., 9.656%, Due 3/9/2027, 2022 USD Incremental Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 4.325%)	3,958,240	3,165,603

		10,373,631

Total Communications		35,272,920

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSF - 88.17% (continued)

Consumer, Cyclical - 10.97%

Airlines - 3.07%
American Airlines, Inc.,
6.996%, Due 1/29/2027, 2017 1st Lien Term Loan, (3 mo. USD Secured Overnight Financing Rate + 1.750%)	$2,005,635	$1,972,803
10.338%, Due 4/20/2028, 2021 Term Loan, (3 mo. USD Secured Overnight Financing Rate + 4.750%)	2,377,237	2,466,764
Mileage Plus Holdings LLC, 10.764%, Due 6/21/2027, 2020 Term Loan B, (3 mo. USD LIBOR + 5.250%)	250,480	260,925
SkyMiles IP Ltd., 9.076%, Due 10/20/2027, 2020 Skymiles Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 3.750%)	236,654	246,092
United Airlines, Inc., 9.292%, Due 4/21/2028, 2021 Term Loan B, (3 mo. USD LIBOR + 3.750%)	1,197,192	1,198,688

		6,145,272

Auto Parts & Equipment - 0.27%
Clarios Global LP, 9.081%, Due 5/6/2030, 2023 Incremental Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.750%)	537,712	536,201

Entertainment - 5.11%
Allen Media LLC, 10.892%, Due 2/10/2027, 2021 Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 5.500%)	1,243,840	1,077,700
Caesars Entertainment Corp., 8.681%, Due 2/6/2030, Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.250%)	3,159,045	3,158,666
CE Intermediate I LLC, 9.015%, Due 11/10/2028, Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.000%)	274,483	271,052
Deluxe Entertainment Services Group, Inc.,
10.159%, Due 3/25/2024, 2019 1st Lien Term Loan, PIK (in-kind rate 5.000%)B C D	85,661	8,061
2.500%, Due 9/25/2024, 2019 2nd Lien Term Loan, PIK (in-kind rate 2.500%)B C D	1,104,911	-
DHX Media Ltd., 9.696%, Due 3/24/2028, 2021 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.250%)	2,339,976	2,294,651
J&J Ventures Gaming LLC,
Due 4/26/2028, 2023 Incremental Term Loan BG	89,429	86,299
9.538%, Due 4/26/2028, Term Loan, (3 mo. USD LIBOR + 4.000%)	1,070,391	1,019,718
Due 4/15/2030, 2023 Nevada Delayed Draw Term LoanG	160,972	152,923
Ontario Gaming GTA LP, 9.622%, Due 8/1/2030, Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.250%)	515,503	516,472
PENN Entertainment, Inc., Due 5/3/2029, 2022 Term Loan BG	258,821	258,766
Stars Group Holdings BV, 7.753%, Due 7/21/2026, 2018 USD Incremental Term Loan, (3 mo. USD Secured Overnight Financing Rate + 2.250%)	779,758	779,095
UFC Holdings LLC, 8.369%, Due 4/29/2026, 2021 Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 2.750%)	107,245	107,223
WMG Acquisition Corp., 7.571%, Due 1/20/2028, 2021 Term Loan G, (1 mo. USD Secured Overnight Financing Rate + 2.125%)	504,147	503,537

		10,234,163

Food Service - 0.26%
Aramark Services, Inc., 7.946%, Due 6/22/2030, 2023 Term Loan B6, (1 mo. USD Secured Overnight Financing Rate + 2.500%)	526,698	525,381

Home Builders - 0.16%
Tecta America Corp., 9.696%, Due 4/10/2028, 2023 Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.250%)G	330,064	329,754

Leisure Time - 0.61%
Carnival Corp., 8.327%, Due 8/8/2027, 2023 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.000%)	506,912	506,025
City Football Group Ltd., 8.428%, Due 7/21/2028, Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.000%)	104,928	104,009

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSF - 88.17% (continued)

Consumer, Cyclical - 10.97% (continued)

Leisure Time - 0.61% (continued)
SRAM LLC, 8.196%, Due 5/18/2028, 2021 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 2.750%)	$483,027	$481,418
Topgolf Callaway Brands Corp., 8.931%, Due 3/15/2030, Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.500%)	131,117	130,977

		1,222,429

Lodging - 1.25%
Hilton Domestic Operating Co., Inc., 7.165%, Due 6/22/2026, 2019 Term Loan B2, (1 mo. USD Secured Overnight Financing Rate + 1.750%)	1,497,150	1,495,668
Station Casinos LLC, Due 2/8/2027, 2020 Term Loan BG	1,007,610	1,004,063

		2,499,731

Retail - 0.24%
BC Unlimited Liability Co., Due 11/19/2026, Term Loan B4G	198,734	197,355
NPC International, Inc., 3.500%, Due 4/19/2024, 1st Lien Term Loan, (3 mo. PRIME + 4.500%)B C D	964,468	288,086

		485,441

Total Consumer, Cyclical		21,978,372

Consumer, Non-Cyclical - 19.94%

Beverages - 1.58%
City Brewing Co. LLC, 9.070%, Due 4/5/2028, Closing Date Term Loan, (3 mo. USD Secured Overnight Financing Rate + 3.500%)	3,387,966	2,190,083
Sunshine Investments BV, 9.615%, Due 7/12/2029, 2022 USD Term Loan, (3 mo. USD Secured Overnight Financing Rate + 4.250%)G	986,920	985,074

		3,175,157

Biotechnology - 0.49%
ANI Pharmaceuticals, Inc., 11.446%, Due 11/19/2027, Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 6.000%)	988,630	985,229

Commercial Services - 12.38%
AlixPartners LLP, 8.196%, Due 2/4/2028, 2021 USD Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 2.750%)	2,153,366	2,150,071
ASGN, Inc., Due 8/15/2030, 2023 Term Loan BG	249,465	249,934
Avis Budget Car Rental LLC, 8.931%, Due 3/16/2029, 2022 Term Loan C, (1 mo. USD Secured Overnight Financing Rate + 3.500%)	987,391	985,851
Creative Artists Agency LLC, 8.831%, Due 11/27/2028, 2023 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.500%)	2,994,259	2,990,517
New Constellis Borrower LLC,
13.369%, Due 3/27/2024, 2020 Term Loan, (3 mo. USD Secured Overnight Financing Rate + 7.750%)	1,326,202	1,102,963
16.869%, Due 3/27/2026, 2020 2nd Lien Term Loan, PIK (in-kind rate 11.250%)	917,968	493,867
Prime Security Services Borrower LLC, 8.192%, Due 9/23/2026, 2021 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 2.750%)	2,001,066	2,000,646
Prometric Holdings, Inc., 8.684%, Due 1/29/2025, 1st Lien Term Loan, (3 mo. USD Secured Overnight Financing Rate + 3.000%)	260,143	249,412
RLG Holdings LLC, 9.696%, Due 7/7/2028, 2021 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.250%)	1,278,522	1,230,578
Stats Intermediate Holdings LLC, 10.888%, Due 7/10/2026, Term Loan, (3 mo. USD Secured Overnight Financing Rate + 5.250%)	6,158,981	5,604,672
Teneo Holdings LLC, Due 7/11/2025, Term LoanG	2,474,248	2,465,736
Trans Union LLC, 7.696%, Due 12/1/2028, 2021 Term Loan B6, (1 mo. USD Secured Overnight Financing Rate + 2.250%)G	3,430,674	3,427,346

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSF - 88.17% (continued)

Consumer, Non-Cyclical - 19.94% (continued)

Commercial Services - 12.38% (continued)
Wand NewCo 3, Inc., 8.181%, Due 2/5/2026, 2020 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 2.750%)	$990,225	$988,165
WEX, Inc., 7.696%, Due 3/31/2028, 2021 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 2.250%)	368,079	368,488
WW International, Inc., 8.946%, Due 4/13/2028, 2021 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.500%)	664,112	496,975

		24,805,221

Food - 0.35%
Froneri International Ltd., Due 1/29/2027, 2020 USD Term LoanG	496,558	493,713
Hostess Brands LLC, 7.742%, Due 6/28/2030, 2023 Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 2.500%)	208,085	207,565

		701,278

Health Care - Products - 1.31%
Carestream Dental Equipment, Inc., 10.231%, Due 9/1/2024, 2021 Term Loan, (3 mo. USD LIBOR + 4.500%)	168,595	150,049
Lifescan Global Corp., 11.747%, Due 12/31/2026, 2023 Term Loan, (3 mo. USD Secured Overnight Financing Rate + 6.500%)	3,134,483	2,471,007

		2,621,056

Health Care - Services - 1.54%
NAPA Management Services Corp., Due 2/23/2029, Term Loan BG	900,820	668,859
National Mentor Holdings, Inc., 9.092% – 9.181%, Due 3/2/2028, 2021 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.750%, 3 mo. USD Secured Overnight Financing Rate + 3.750%)	1,867,125	1,630,243
9.092%, Due 3/2/2028, 2021 Term Loan C, (3 mo. USD Secured Overnight Financing Rate + 3.750%)	53,266	46,508
Phoenix Guarantor, Inc., 8.946%, Due 3/5/2026, 2021 Term Loan B3, (1 mo. USD Secured Overnight Financing Rate + 3.500%)	496,377	493,741
U.S. Anesthesia Partners, Inc., Due 10/1/2028, 2021 Term LoanG	265,263	247,357

		3,086,708

Household Products/Wares - 0.06%
Instant Brands Holdings, Inc., 10.625%, Due 4/12/2028, Term Loan, (6 mo. USD LIBOR + 5.000%)D	572,506	111,639

Pharmaceuticals - 2.23%
Alvogen Pharma U.S., Inc., 12.892%, Due 6/30/2025, 2022 Extended Term Loan, (3 mo. USD Secured Overnight Financing Rate + 7.500%)	4,966,252	4,469,627

Total Consumer, Non-Cyclical		39,955,915

Energy - 1.95%

Oil & Gas - 0.18%
Apro LLC, 9.192%, Due 11/14/2026, 2021 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.750%)	264,662	264,067
Lealand Finance Co. BV, 8.446%, Due 6/28/2024, 2020 Make Whole Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.000%)	142,892	100,025

		364,092

Pipelines - 1.77%
Limetree Bay Terminals LLC, 10.503%, Due 2/15/2024, 2022 Incremental Term Loan, (3 mo. USD LIBOR + 5.000%)	3,909,441	3,538,044

Total Energy		3,902,136

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSF - 88.17% (continued)

Financial - 12.08%

Diversified Financial Services - 8.22%
Advisor Group, Inc., Due 8/17/2028, 2023 Term Loan BG	$767,623	$766,279
Apex Group Treasury LLC,
9.379%, Due 7/27/2028, USD Term Loan, (3 mo. USD Secured Overnight Financing Rate + 3.750%)	333,359	326,692
10.308%, Due 7/27/2028, 2022 USD Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 5.000%)	2,384,249	2,381,269
Aretec Group, Inc.,
9.681%, Due 10/1/2025, 2018 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.250%)	260,175	260,635
9.916%, Due 8/9/2030, 2023 Incremental Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.500%)	261,004	260,271
Astra Acquisition Corp., 10.696%, Due 10/25/2028, 2021 1st Lien Term Loan, (1 mo. USD Secured Overnight Financing Rate + 5.250%)	1,201,234	917,442
Blackhawk Network Holdings, Inc., 8.172%, Due 6/15/2025, 2018 1st Lien Term Loan, (3 mo. USD Secured Overnight Financing Rate + 2.750%)	272,151	271,266
Castlelake Aviation Ltd.,
8.302%, Due 10/22/2026, Term Loan B, (3 mo. USD LIBOR + 2.750%)G	2,968,533	2,963,576
8.004%, Due 10/22/2027, 2023 Incremental Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 2.750%)	598,737	597,773
Citadel Securities LP, Due 7/29/2030, 2023 Term Loan BG	2,161,641	2,150,833
Eisner Advisory Group LLC,
10.696%, Due 7/28/2028, 2022 Incremental Term Loan, (1 mo. USD Secured Overnight Financing Rate + 5.250%)G	1,001,785	999,281
10.696%, Due 7/28/2028, Term Loan, (1 mo. USD Secured Overnight Financing Rate + 5.250%)	541,687	540,332
Fleetcor Technologies Operating Co. LLC, 7.181%, Due 4/28/2028, 2021 Term Loan B4, (1 mo. USD Secured Overnight Financing Rate + 1.750%)G	501,077	499,573
Focus Financial Partners LLC, 8.581%, Due 6/30/2028, 2022 Term Loan B5, (1 mo. USD Secured Overnight Financing Rate + 3.250%)	534,431	532,608
Jane Street Group LLC, 8.196%, Due 1/26/2028, 2021 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 2.750%)	3,001,869	2,994,365
NBG Acquisition, Inc., Due 4/26/2024, Term LoanD G	242,068	6,052

		16,468,247

Insurance - 1.96%
Acrisure LLC, Due 2/15/2027, 2020 Term Loan BG	508,837	498,208
Alliant Holdings Intermediate LLC, 8.814%, Due 11/5/2027, 2023 Term Loan B5, (1 mo. USD Secured Overnight Financing Rate + 3.500%)	190,362	190,210
AmWINS Group, Inc.,
7.696%, Due 2/19/2028, 2021 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 2.250%)G	991,340	990,101
8.196%, Due 2/19/2028, 2023 Incremental Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 2.750%)	747,624	746,375
Asurion LLC, 9.681%, Due 8/19/2028, 2023 Term Loan B11, (1 mo. USD Secured Overnight Financing Rate + 4.250%)	509,497	491,426
Broadstreet Partners, Inc., 8.446%, Due 1/27/2027, 2020 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.000%)	497,587	492,894
Ryan Specialty Group LLC, 8.431%, Due 9/1/2027, Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.000%)	529,309	528,869

		3,938,083

Investment Companies - 1.85%
AI Mistral Holdco Ltd., 11.331%, Due 9/30/2025, 2017 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 6.000%)	2,019,168	1,967,841
Intrado Corp., 9.343%, Due 1/31/2030, 2023 Term Loan B, (2 mo. USD Secured Overnight Financing Rate + 4.000%)	1,000,305	999,804
WH Borrower LLC,
Due 2/15/2027, Term LoanG	529,463	525,825
10.808%, Due 2/15/2027, 2023 Incremental Term Loan, (3 mo. USD Secured Overnight Financing Rate + 5.500%)	211,785	210,197

		3,703,667

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSF - 88.17% (continued)

Financial - 12.08% (continued)

REITS - 0.05%
RHP Hotel Properties LP, 8.081%, Due 5/18/2030, 2023 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 2.750%)	$104,117	$104,352

Total Financial		24,214,349

Industrial - 11.29%

Aerospace/Defense - 0.13%
TransDigm, Inc., 8.492%, Due 2/22/2027, 2022 Term Loan H, (3 mo. USD Secured Overnight Financing Rate + 3.250%)	261,843	262,417

Building Materials - 0.77%
Foley Products Co. LLC, Due 12/29/2028, 2021 Term LoanG	764,633	755,557
Ingersoll-Rand Services Co., Due 3/1/2027, 2020 USD Spinco Term LoanG	20,510	20,494
Potters Industries LLC, 9.342%, Due 12/14/2027, Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.000%)	243,974	244,177
Smyrna Ready Mix Concrete LLC, 9.681%, Due 4/2/2029, Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 4.250%)	528,054	529,374

		1,549,602

Electronics - 0.39%
NorthPole Newco SARL,
15.500%, Due 3/3/2025, 2022 Term Loan B1, (3 mo. USD PRIME + 7.000%)B C	986,227	246,557
15.500%, Due 3/18/2025, Term Loan, (3 mo. USD PRIME + 7.000%)	3,425,455	316,855
6.538%, Due 12/31/2025, 2022 Term Loan, PIK (in-kind rate 1.000%)B C	20,382	611
11.000%, Due 12/31/2025, 2022 RevolverB C I	230,622	207,560

		771,583

Environmental Control - 2.52%
Bingo Industries Ltd., 9.003%, Due 7/14/2028, Term Loan, (3 mo. USD Secured Overnight Financing Rate + 3.500%)	2,310,173	2,042,193
EnergySolutions LLC, 9.288%, Due 5/9/2025, 2018 Term Loan B, (3 mo. USD LIBOR + 3.750%)	740,798	735,242
Filtration Group Corp., 8.946%, Due 10/21/2028, 2021 Incremental Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.500%)G	497,495	494,594
LRS Holdings LLC, 9.696%, Due 8/31/2028, Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 4.250%)	536,086	528,045
Madison IAQ LLC, 8.302%, Due 6/21/2028, Term Loan, (3 mo. USD LIBOR + 3.250%)	1,264,635	1,256,731

		5,056,805

Machinery - Construction & Mining - 1.27%
Brookfield WEC Holdings, Inc., 8.196%, Due 8/1/2025, 2021 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 2.750%)G	2,538,039	2,534,054

Machinery - Diversified - 1.12%
Chart Industries, Inc., 9.164%, Due 3/15/2030, 2023 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.750%)	487,664	487,055
Engineered Machinery Holdings, Inc., 9.038%, Due 5/19/2028, 2021 USD Incremental Term Loan, (3 mo. USD LIBOR + 3.500%)	503,137	500,712
Project Castle, Inc., 10.742% – 10.747%, Due 6/1/2029, Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 5.500%)	567,451	490,845
SPX Flow, Inc., 9.931%, Due 4/5/2029, 2022 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.500%)	763,615	762,324

		2,240,936

Packaging & Containers - 2.73%
Berry Global, Inc., 7.293%, Due 7/1/2026, 2021 Term Loan Z, (3 mo. USD Secured Overnight Financing Rate + 1.750%)	973,852	973,434

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSF - 88.17% (continued)

Industrial - 11.29% (continued)

Packaging & Containers - 2.73% (continued)
Graham Packaging Co., Inc., 8.446%, Due 8/4/2027, 2021 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.000%)	$970,238	$967,454
Pretium PKG Holdings, Inc.,
9.441% – 9.530%, Due 10/2/2028, 2021 1st Lien Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.000%, 3 mo. USD Secured Overnight Financing Rate + 4.000%)	2,688,851	1,635,037
12.191%—12.280%, Due 10/1/2029, 2021 2nd Lien Term Loan, (1 mo. USD Secured Overnight Financing Rate + 6.750%, 3 mo. USD Secured Overnight Financing Rate + 6.750%)	1,641,741	490,470
Proampac PG Borrower LLC, 9.178% – 9.391%, Due 11/3/2025, 2020 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.750%, 3 mo. USD Secured Overnight Financing Rate + 3.750%)	262,982	262,324
Reynolds Group Holdings, Inc.,
8.696%, Due 2/5/2026, 2020 Term Loan B2, (1 mo. USD Secured Overnight Financing Rate + 3.250%)	407,533	407,358
8.696%, Due 9/24/2028, 2021 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.250%)	493,917	493,586
Ring Container Technologies Group LLC, 8.946%, Due 8/12/2028, 2021 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.500%)	246,980	246,794

		5,476,457

Transportation - 2.36%
First Student Bidco, Inc.,
8.501%, Due 7/21/2028, Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 3.000%)	183,325	178,370
8.501%, Due 7/21/2028, Term Loan C, (3 mo. USD LIBOR + 3.000%)	68,713	66,855
9.342%, Due 7/21/2028, 2022 Incremental Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.000%)	560,652	552,040
9.342%, Due 7/21/2028, 2022 Incremental Term Loan C, (3 mo. USD Secured Overnight Financing Rate + 4.000%)	39,132	38,531
Genesee & Wyoming, Inc., 7.342%, Due 12/30/2026, Term Loan, (3 mo. USD Secured Overnight Financing Rate + 2.000%)	3,885,493	3,884,794

		4,720,590

Total Industrial		22,612,444

Technology - 12.40%

Computers - 6.27%
24-7 Intouch, Inc., 10.181%, Due 8/25/2025, 2018 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.750%)	994,364	984,420
Magenta Buyer LLC,
10.631%, Due 7/27/2028, 2021 USD 1st Lien Term Loan, (3 mo. USD Secured Overnight Financing Rate + 5.000%)	3,475,569	2,588,221
13.881%, Due 7/27/2029, 2021 USD 2nd Lien Term Loan, (3 mo. USD LIBOR + 8.250%)	728,000	320,320
McAfee LLC, 9.180%, Due 3/1/2029, 2022 USD Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.750%)	1,708,333	1,674,166
Park Place Technologies LLC, 10.431%, Due 11/10/2027, 2020 Term Loan, (1 mo. USD Secured Overnight Financing Rate + 5.000%)	527,385	514,332
Peraton Corp., 9.181%, Due 2/1/2028, Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.750%)	498,715	493,339
Perforce Software, Inc., 9.196%, Due 7/1/2026, 2020 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.750%)	274,772	264,161
SonicWall U.S. Holdings, Inc.,
Due 5/16/2025, 1st Lien Term LoanG	1,049,975	1,031,601
12.831% – 12.931%, Due 5/18/2026, 2nd Lien Term Loan, (1 mo. USD Secured Overnight Financing Rate + 7.500%)	1,427,163	1,337,452
UST Holdings Ltd., Due 11/20/2028, Term LoanG	54,236	53,175
Verifone Systems, Inc., 9.653%, Due 8/20/2025, 2018 1st Lien Term Loan, (3 mo. USD Secured Overnight Financing Rate + 4.000%)	3,578,863	3,299,282

		12,560,469

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSF - 88.17% (continued)

Technology - 12.40% (continued)

Semiconductors - 0.56%
Natel Engineering Co., Inc., 11.679%, Due 4/30/2026, 2019 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 6.250%)	$1,453,592	$1,111,998

Software - 5.57%
AppLovin Corp., 8.465%, Due 8/14/2030, 2023 Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 3.100%)	1,330,668	1,326,011
Byju’s Alpha, Inc., 14.250% – 15.250%, Due 11/24/2026, Term Loan B, (3 mo. USD LIBOR + 8.000%, 3 mo. USD PRIME + 6.000%)	46,093	23,507
Camelot U.S. Acquisition LLC, 8.446%, Due 10/30/2026, Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.000%)G	987,494	987,247
CDK Global, Inc., 9.492%, Due 7/6/2029, 2022 USD Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.250%)	1,957,248	1,957,718
Cloud Software Group, Inc., 9.842%, Due 3/30/2029, 2022 USD Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.500%)	524,401	504,343
CommerceHub, Inc., 9.522%, Due 12/29/2027, 2020 Term Loan B, (3 mo. USD Secured Overnight Financing Rate + 4.000%)	1,127,022	1,026,064
CT Technologies Intermediate Holdings, Inc., 9.696%, Due 12/16/2025, 2021 Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 4.250%)G	2,075,736	1,954,534
Fortra LLC, 9.469%, Due 11/19/2026, 2021 Term Loan, (3 mo. USD Secured Overnight Financing Rate + 4.000%)	1,071,420	1,029,902
Greeneden U.S. Holdings LLC, 9.446%, Due 12/1/2027, 2020 USD Term Loan B4, (1 mo. USD Secured Overnight Financing Rate + 4.000%)G	1,463,845	1,462,937
Mitchell International, Inc., 9.192%, Due 10/15/2028, 2023 Add on Term Loan, (1 mo. USD Secured Overnight Financing Rate + 3.750%)	101,382	99,735
Quartz Acquireco LLC, 8.820%, Due 6/28/2030, Term Loan B, (1 mo. USD Secured Overnight Financing Rate + 3.500%)	520,870	520,219
S2P Acquisition Borrower, Inc., 9.431%, Due 8/14/2026, Term Loan, (1 mo. USD Secured Overnight Financing Rate + 4.000%)	274,054	273,300

		11,165,517

Total Technology		24,837,984

Total Bank Loan Obligations (Cost $187,531,163)		176,651,561

CORPORATE OBLIGATIONS - 6.00%

Communications - 2.95%

Internet - 2.49%
Getty Images, Inc., 9.750%, Due 3/1/2027J	5,000,000	4,991,798

Media - 0.46%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.000%, Due 2/1/2028J	1,000,000	921,520

Total Communications		5,913,318

Consumer, Cyclical - 1.92%

Airlines - 1.24%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, Due 4/20/2026J	611,417	599,915
United Airlines, Inc., 4.375%, Due 4/15/2026J	2,000,000	1,883,566

		2,483,481

Entertainment - 0.68%
Caesars Entertainment, Inc., 6.250%, Due 7/1/2025J	500,000	496,117
WMG Acquisition Corp., 3.875%, Due 7/15/2030J	1,000,000	867,762

		1,363,879

Total Consumer, Cyclical		3,847,360

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 6.00% (continued)

Financial - 0.43%

REITS - 0.43%
Iron Mountain, Inc., 4.500%, Due 2/15/2031J	$1,000,000	$859,036

Industrial - 0.50%

Environmental Control - 0.27%
Madison IAQ LLC, 5.875%, Due 6/30/2029J	646,000	543,574

Packaging & Containers - 0.23%
Mauser Packaging Solutions Holding Co., 9.250%, Due 4/15/2027J	500,000	453,340

Total Industrial		996,914

Technology - 0.20%

Software - 0.20%
Rocket Software, Inc., 6.500%, Due 2/15/2029J	500,000	415,000

Total Corporate Obligations (Cost $12,186,383)		12,031,628

	Shares

SHORT-TERM INVESTMENTS - 6.70% (Cost $13,424,679)

Investment Companies - 6.70%
American Beacon U.S. Government Money Market Select Fund, 5.15%K L	13,424,679	13,424,679

TOTAL INVESTMENTS - 101.14% (Cost $217,239,019)		202,649,180
LIABILITIES, NET OF OTHER ASSETS - (1.14%)		(2,284,234)

TOTAL NET ASSETS - 100.00%		200,364,946

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Security has been fair valued pursuant to the Manager’s procedures related to pricing that is not available after the close of exchange or the available price does not reflect the security’s true market value. At period end, the value of these securities amounted to $750,875 or 0.37% of net assets.

C Value was determined using significant unobservable inputs.

D Default Security. At period end, the amount of securities in default was $460,869 or 0.23% of net assets.

E A type of Preferred Stock that has no maturity date.

F Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

G Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of August 31, 2023.

H All or a portion of the security is an Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $32,061 or 0.02% of net assets. Of this amount, $32,061 relates to ABG Intermediate Holdings 2 LLC.

I Fixed Rate.

J Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $12,031,628 or 6.00% of net assets. The Fund has no right to demand registration of these securities.

K The Fund is affiliated by having the same investment advisor.

L 7-day yield.

IP Ltd. - Intellectual Property Ltd.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REITs – Real Estate Investment Trusts.

USD - United States Dollar.

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Schedule of Investments

August 31, 2023

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2023, the investments were classified as described below:

FEAC Floating Rate Income Fund	Level 1	Level 2		Level 3		Total
Assets
Common Stocks	$21,821	$519,491		$—		$541,312
Preferred Stocks	—	0	(1)	—		—
Bank Loan Obligations(2)	—	175,900,686		750,875	(1)	176,651,561
Corporate Obligations	—	12,031,628		—		12,031,628
Short-Term Investments	13,424,679	—		—		13,424,679

Total Investments in Securities—Assets	$13,446,500	$188,451,805		$750,875		$202,649,180

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $32,061 at period end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2023, there were transfers from Level 2 to Level 3 with a fair value of $454,728 and there were no transfers from Level 1 to Level 3. During the year ended August 31, 2023, there were no transfers out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the year:

Security Type	Balance as of 8/31/2022		Purchases	Sales		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 08/31/2023		Unrealized Appreciation (Depreciation) at Period End*
Common Stocks	$0	(1)	$-	$0	(1)	$-	$(501,119)	$501,119	$-	$-	$-		$-
Bank Loan Obligations	296,299	(1)	27,892	117,633		11	(1,669)	91,247	454,728	-	750,875	(1)	(1,613,093)

	$296,299		$27,892	$117,633		$11	$(502,788)	$592,366	$454,728	$-	$750,875	(1)	$(1,613,093)

*

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

(1)	Investments held in the Fund’s portfolio with $0 fair value.

For the year ended August 31, 2023, bank loan obligations valued at $750,875 by the Valuation Committee have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2023

	Shares	Fair Value

COMMON STOCKS - 1.62%

Energy - 1.07%

Oil, Gas & Consumable Fuels - 1.07%
Holly Energy Partners LP	366,814	$7,813,138
MPLX LP	160,000	5,582,400

		13,395,538

Total Energy		13,395,538

Financials - 0.55%

Mortgage Real Estate Investment Trusts (REITs) - 0.55%
Annaly Capital Management, Inc.	338,932	6,870,152

Total Common Stocks (Cost $18,853,456)		20,265,690

PREFERRED STOCKS - 2.79%

Energy - 0.62%

Oil, Gas & Consumable Fuels - 0.62%
Crestwood Equity Partners LP, 9.250A	814,520	7,689,069

Financials - 2.17%

Mortgage Real Estate Investment Trusts (REITs) - 2.17%
AGNC Investment Corp., Series C, 10.681%, (3 mo. USD LIBOR + 5.111%)A B	182,483	4,715,361
AGNC Investment Corp., Series E, 6.500%, (3 mo. USD LIBOR + 4.993%)A B	134,805	3,227,231
Annaly Capital Management, Inc., Series G, 9.710%, (3 mo. USD LIBOR + 4.172%)A B	387,379	9,777,446
Annaly Capital Management, Inc., Series F, 10.531%, (3 mo. USD LIBOR + 4.993%)A B	369,632	9,451,490

Total Mortgage Real Estate Investment Trusts (REITs)		27,171,528

Total Financials		27,171,528

Total Preferred Stocks (Cost $33,843,677)		34,860,597

	Principal Amount*

CORPORATE OBLIGATIONS - 65.81%

Communications - 3.66%

Media - 3.19%
Townsquare Media, Inc., 6.875%, Due 2/1/2026C	$25,892,000	24,921,050
Univision Communications, Inc., 7.375%, Due 6/30/2030C	15,474,000	14,973,764

		39,894,814

Telecommunications - 0.47%
Ciena Corp., 4.000%, Due 1/31/2030C	6,765,000	5,834,813

Total Communications		45,729,627

Consumer, Cyclical - 14.75%

Entertainment - 6.71%
Caesars Entertainment, Inc., 4.625%, Due 10/15/2029C	24,632,000	21,560,187
Churchill Downs, Inc., 4.750%, Due 1/15/2028C	18,732,000	17,279,041
Cinemark USA, Inc., 5.250%, Due 7/15/2028C	25,579,000	22,720,291
SeaWorld Parks & Entertainment, Inc., 5.250%, Due 8/15/2029C	24,876,000	22,334,956

		83,894,475

Leisure Time - 1.66%
Vista Outdoor, Inc., 4.500%, Due 3/15/2029C	24,880,000	20,736,655

Lodging - 3.47%
Boyd Gaming Corp., 4.750%, Due 6/15/2031C	24,958,000	21,985,500
Station Casinos LLC, 4.500%, Due 2/15/2028C	23,858,000	21,352,910

		43,338,410

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2023

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 65.81% (continued)

Retail - 2.91%
QVC, Inc.,
4.750%, Due 2/15/2027	$5,515,000	$3,640,654
4.375%, Due 9/1/2028	21,111,000	11,944,057
Victoria’s Secret & Co., 4.625%, Due 7/15/2029C	28,708,000	20,795,598

		36,380,309

Total Consumer, Cyclical		184,349,849

Consumer, Non-Cyclical - 22.87%

Agriculture - 3.61%
Turning Point Brands, Inc., 5.625%, Due 2/15/2026C	20,298,000	18,945,747
Vector Group Ltd., 10.500%, Due 11/1/2026C	26,070,000	26,152,772

		45,098,519

Commercial Services - 4.16%
AMN Healthcare, Inc., 4.625%, Due 10/1/2027C	15,711,000	14,410,754
Carriage Services, Inc., 4.250%, Due 5/15/2029C	20,928,000	18,161,318
CPI CG, Inc., 8.625%, Due 3/15/2026C	20,048,000	19,446,560

		52,018,632

Food - 3.84%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.500%, Due 1/15/2030	11,259,000	10,900,035
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, Due 3/1/2029C	24,905,000	20,715,635
TreeHouse Foods, Inc., 4.000%, Due 9/1/2028	19,235,000	16,463,814

		48,079,484

Health Care - Products - 2.19%
Avantor Funding, Inc., 4.625%, Due 7/15/2028C	14,780,000	13,719,999
Teleflex, Inc., 4.250%, Due 6/1/2028C	14,842,000	13,637,934

		27,357,933

Health Care - Services - 8.23%
Acadia Healthcare Co., Inc., 5.500%, Due 7/1/2028C	14,528,000	13,763,101
Charles River Laboratories International, Inc., 3.750%, Due 3/15/2029C	14,695,000	12,970,248
Encompass Health Corp., 4.750%, Due 2/1/2030	16,165,000	14,744,513
Pediatrix Medical Group, Inc., 5.375%, Due 2/15/2030C	24,605,000	22,438,530
Select Medical Corp., 6.250%, Due 8/15/2026C	21,977,000	21,768,592
Tenet Healthcare Corp., 6.750%, Due 5/15/2031C	17,340,000	17,251,363

		102,936,347

Pharmaceuticals - 0.84%
Prestige Brands, Inc., 3.750%, Due 4/1/2031C	12,680,000	10,492,700

Total Consumer, Non-Cyclical		285,983,615

Energy - 6.48%

Oil & Gas - 6.41%
Berry Petroleum Co. LLC, 7.000%, Due 2/15/2026C	28,469,000	27,352,969
Calumet Specialty Products Partners LP/Calumet Finance Corp., 8.125%, Due 1/15/2027C	19,554,000	18,688,448
Tidewater, Inc., 10.375%, Due 7/3/2028C D	13,600,000	13,991,680
Transocean, Inc., 8.000%, Due 2/1/2027C	20,570,000	20,055,750

		80,088,847

Pipelines - 0.07%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.625%, Due 5/1/2027C	956,000	922,540

Total Energy		81,011,387

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2023

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 65.81% (continued)

Financial - 6.89%

Diversified Financial Services - 3.28%
Encore Capital Group, Inc., 4.250%, Due 6/1/2028C	GB	P23,390,000	$22,874,697
PRA Group, Inc., 5.000%, Due 10/1/2029C		24,096,000	18,162,360

			41,037,057

Real Estate - 3.61%
Cushman & Wakefield U.S. Borrower LLC, 6.750%, Due 5/15/2028C		6,841,000	6,512,529
8.875%, Due 9/1/2031C		6,300,000	6,353,613
Greystar Real Estate Partners LLC, 7.750%, Due 9/1/2030C		8,790,000	8,878,340
Realogy Group LLC/Realogy Co-Issuer Corp., 5.750%, Due 1/15/2029C		7,250,000	5,218,976
5.250%, Due 4/15/2030C		26,210,000	18,192,828

			45,156,286

Total Financial			86,193,343

Industrial - 4.93%

Electronics - 1.91%
TTM Technologies, Inc., 4.000%, Due 3/1/2029C		27,501,000	23,887,369

Engineering & Construction - 0.55%
AECOM, 5.125%, Due 3/15/2027		7,157,000	6,867,034

Environmental Control - 1.10%
Stericycle, Inc., 3.875%, Due 1/15/2029C		15,781,000	13,746,792

Machinery - Construction & Mining - 1.37%
BWX Technologies, Inc., 4.125%, Due 4/15/2029C		19,292,000	17,166,986

Total Industrial			61,668,181

Technology - 6.23%

Computers - 3.30%
Booz Allen Hamilton, Inc., 3.875%, Due 9/1/2028C		15,376,000	13,961,254
KBR, Inc., 4.750%, Due 9/30/2028C		15,246,000	13,702,930
Science Applications International Corp., 4.875%, Due 4/1/2028C		14,573,000	13,565,423

			41,229,607

Semiconductors - 1.48%
Amkor Technology, Inc., 6.625%, Due 9/15/2027C		5,966,000	5,961,582
Entegris Escrow Corp., 5.950%, Due 6/15/2030C		13,070,000	12,515,600

			18,477,182

Software - 1.45%
Black Knight InfoServ LLC, 3.625%, Due 9/1/2028C		19,715,000	18,187,087

Total Technology			77,893,876

Total Corporate Obligations (Cost $870,166,270)			822,829,878

CONVERTIBLE OBLIGATIONS - 1.40%

Financial - 1.40%

Diversified Financial Services - 1.40%
EZCORP, Inc., 2.375%, Due 5/1/2025		12,700,000	11,723,684
Upstart Holdings, Inc., 0.250%, Due 8/15/2026		8,690,000	5,756,717

			17,480,401

Total Financial			17,480,401

Total Convertible Obligations (Cost $18,030,589)			17,480,401

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2023

	Principal Amount*		Fair Value

FOREIGN CONVERTIBLE OBLIGATIONS - 2.11%

Consumer, Non-Cyclical - 1.04%

Biotechnology - 1.04%
Pharming Group NV, 3.000%, Due 1/21/2025D		$12,500,000	$12,972,841

Financial - 1.07%

Real Estate - 1.07%
TAG Immobilien AG, 0.625%, Due 8/27/2026D		15,200,000	13,372,777

Total Foreign Convertible Obligations (Cost $25,245,652)			26,345,618

FOREIGN CORPORATE OBLIGATIONS - 24.19%

Consumer, Cyclical - 1.14%

Airlines - 0.19%
International Consolidated Airlines Group SA, 3.750%, Due 3/25/2029D	EUR	2,500,000	2,361,851

Leisure Time - 0.95%
Dometic Group AB, 2.000%, Due 9/29/2028D	EUR	13,430,000	11,868,705

Total Consumer, Cyclical			14,230,556

Consumer, Non-Cyclical - 1.40%

Food - 0.33%
Nova Austral SA,
Due 11/11/2026E F G H		1,594,914	-
Due 11/26/2026E F G H		919,619	-
12.000%, Due 11/26/2026, Cash (2.000%) or PIK (in-kind rate 10.000%)		15,326,995	153,270
12.000%, Due 11/26/2026, PIK (in-kind rate 12.000%)C D		26,581,914	3,987,287
Due 1/1/2099E F G H		146,458	1,465

			4,142,022

Pharmaceuticals - 1.07%
180 Medical, Inc., 3.875%, Due 10/15/2029C		15,550,000	13,436,288

Total Consumer, Non-Cyclical			17,578,310

Energy - 11.32%

Oil & Gas - 11.32%
Baytex Energy Corp., 8.500%, Due 4/30/2030C		18,800,000	19,057,842
Greenfire Resources, Inc., 12.000%, Due 8/15/2025C		16,117,000	17,003,435
Odfjell Rig III Ltd., 9.250%, Due 5/31/2028		19,500,000	19,792,500
OKEA ASA, 9.125%, Due 9/14/2026		7,200,000	7,287,926
Seadrill Finance Ltd., 8.375%, Due 8/1/2030C		15,080,000	15,457,000
Secure Energy Services, Inc., 7.250%, Due 12/30/2026C	CAD	19,508,000	14,178,860
Strathcona Resources Ltd., 6.875%, Due 8/1/2026C		36,425,000	34,034,609
Vermilion Energy, Inc., 6.875%, Due 5/1/2030C		15,525,000	14,693,488

			141,505,660

Total Energy			141,505,660

Financial - 4.67%

Financial Services - 1.37%
Kane Bidco Ltd., 6.500%, Due 2/15/2027C	GBP	14,741,000	17,090,343

Real Estate - 3.30%
Fastighets AB Balder,
1.125%, Due 1/29/2027D	EUR	13,735,000	11,549,872
1.250%, Due 1/28/2028D	EUR	950,000	751,348
Heimstaden AB,
4.250%, Due 3/9/2026D	EUR	5,500,000	3,071,861
4.375%, Due 3/6/2027D	EUR	5,400,000	3,043,685

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2023

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 24.19% (continued)

Real Estate - 3.30% (continued)
Heimstaden Bostad AB,
3.248%, Due 11/19/2024, (5 yr. EUR Swap + 3.667%)B D I	EUR	2,860,000	$1,708,816
2.625%, Due 2/1/2027, (5 yr. EUR Swap + 3.149%)B D I	EUR	6,860,000	3,137,025
3.000%, Due 10/29/2027, (5 yr. EUR Swap + 3.268%)B D I	EUR	1,175,000	561,883
Samhallsbyggnadsbolaget i Norden AB, 2.250%, Due 8/12/2027D	EUR	27,075,000	17,464,371

			41,288,861

Total Financial			58,379,204

Industrial - 5.66%

Machinery - Diversified - 1.13%
ATS Corp., 4.125%, Due 12/15/2028C		$15,895,000	14,107,447

Transportation - 4.53%
Euronav Luxembourg SA, 6.250%, Due 9/14/2026		26,450,000	25,325,875
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 10.750%, Due 7/1/2025C		32,334,000	31,331,525

			56,657,400

Total Industrial			70,764,847

Total Foreign Corporate Obligations (Cost $347,421,072)			302,458,577

	Shares

FOREIGN COMMON STOCKS - 0.53% (Cost $4,396,862)

Energy - 0.53%
Scorpio Tankers, Inc.		132,209	6,677,877

SHORT-TERM INVESTMENTS - 0.62% (Cost $7,786,499)

Investment Companies - 0.62%
American Beacon U.S. Government Money Market Select Fund, 5.15%J K		7,786,499	7,786,499

TOTAL INVESTMENTS - 99.07% (Cost $1,325,744,077)			1,238,705,137
OTHER ASSETS, NET OF LIABILITIES - 0.93%			11,688,362

TOTAL NET ASSETS - 100.00%			$1,250,393,499

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A A type of Preferred Stock that has no maturity date.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on August 31, 2023.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $952,647,895 or 76.19% of net assets. The Fund has no right to demand registration of these securities.

D Reg S—Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

E Value was determined using significant unobservable inputs.

F Security has been fair valued pursuant to the Manager’s procedures related to pricing that is not available after the close of exchange or the available price does not reflect the security’s true market value. At period end, the value of these securities amounted to $1,465 or 0.00% of net assets.

G Default Security. At period end, the amount of securities in default was $1,465 or 0.00% of net assets.

H Zero Coupon bond.

I Perpetual maturity. The date shown, if any, is the next call date.

J The Fund is affiliated by having the same investment advisor.

K 7-day yield.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2023

LIBOR - London Interbank Offered Rate.
LLC - Limited Liability Company.
LP - Limited Partnership.
PIK - Payment in Kind.
PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.
REITs – Real Estate Investment Trusts.
SOFR - Secured Overnight Financing Rate.

Short Futures Contracts Open on August 31, 2023:

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME British Pound Currency Futures	511	September 2023	$(39,789,229)	$(40,448,844)	$(659,615)
CME Canadian Dollar Currency Futures	193	September 2023	(14,437,151)	(14,279,105)	158,046
CME Euro Foreign Exchange Currency Futures	215	September 2023	(29,190,151)	(29,166,094)	24,057

			$(83,416,531)	$(83,894,043)	$(477,512)

Forward Foreign Currency Contracts Open on August 31, 2023:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	55,895,000	EUR	57,518,321	12/7/2027	GST	$-	$(1,623,321)	$(1,623,321)

						$-	$(1,623,321)	$(1,623,321)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
GST	Goldman Sachs International

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2023

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2023, the investments were classified as described below:

SiM High Yield Opportunities Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$20,265,690	$-	$-		$20,265,690
Preferred Stocks	27,171,528	7,689,069	-		34,860,597
Corporate Obligations	-	822,829,878	-		822,829,878
Convertible Obligations	-	17,480,401	-		17,480,401
Foreign Convertible Obligations	-	26,345,618	-		26,345,618
Foreign Corporate Obligations	-	302,457,112	1,465	(1)	302,458,577
Foreign Common Stocks	6,677,877	-	-		6,677,877
Short-Term Investments	7,786,499	-	-		7,786,499

Total Investments in Securities - Assets	$61,901,594	$1,176,802,078	$1,465		$1,238,705,137

Financial Derivative Instruments - Assets
Futures Contracts	$182,103	$-	$-		$182,103

Total Financial Derivative Instruments - Assets	$182,103	$-	$-		$182,103

Financial Derivative Instruments - Liabilities
Futures Contracts	$(659,615)	$-	$-		$(659,615)
Forward Foreign Currency Contracts	-	(1,623,321)	-		(1,623,321)

Total Financial Derivative Instruments - Liabilities	$(659,615)	$(1,623,321)	$-		$(2,282,936)

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2023, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the year:

Security Type	Balance as of 8/31/2022	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31/2023		Unrealized Appreciation (Depreciation) at Period End*
Foreign Corporate Obligations	$-	$2,660,991	$-	$-	$-	$(2,659,526)	$-	$-	$1,465	(1)	$(2,659,526)

*

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

(1)	Investments held in the Fund’s portfolio with $0 fair value.

For the year ended August 31, 2023, two foreign corporate obligations have been fair valued at $0 by the Valuation Committee and one foreign corporate obligation valued at $1,465 has been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2023

	FEAC Floating Rate Income Fund	SiM High Yield Opportunities Fund
Assets:
Investments in unaffiliated securities, at fair value†	$189,224,501	$1,230,918,638
Investments in affiliated securities, at fair value‡	13,424,679	7,786,499
Foreign currency, at fair value^	-	2,245
Cash	1,009,767	148,750
Cash collateral held at custodian for the benefit of the broker	-	2,410,000
Dividends and interest receivable	3,867,607	17,624,749
Deposits with broker for futures contracts	-	3,135,633
Receivable for investments sold	11,107,877	6,716,596
Receivable for fund shares sold	43,874	1,937,091
Receivable for tax reclaims	-	10,219
Receivable for expense reimbursement (Note 2)	36,630	119,535
Prepaid expenses	44,548	65,371

Total assets	218,759,483	1,270,875,326

Liabilities:
Payable for investments purchased	16,783,909	14,213,685
Payable for fund shares redeemed	1,127,866	2,245,210
Dividends payable	49,023	780,711
Unfunded loan commitments	32,061	–
Management and sub-advisory fees payable (Note 2)	141,985	762,187
Service fees payable (Note 2)	22,613	39,837
Transfer agent fees payable (Note 2)	11,692	79,471
Custody and fund accounting fees payable	57,642	72,039
Professional fees payable	120,774	84,023
Trustee fees payable (Note 2)	2,659	771
Payable for prospectus and shareholder reports	17,419	55,282
Unrealized depreciation from forward foreign currency contracts	-	1,623,321
Payable for variation margin from open futures contracts (Note 5)	-	472,888
Other liabilities	26,894	52,402

Total liabilities	18,394,537	20,481,827

Net assets	$200,364,946	$1,250,393,499

Analysis of net assets:
Paid-in-capital	$478,530,428	$1,396,827,624
Total distributable earnings (deficits)A	(278,165,482)	(146,434,125)

Net assets	$200,364,946	$1,250,393,499

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2023

	FEAC Floating Rate Income Fund	SiM High Yield Opportunities Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	3,880,828	42,327,475

Y Class	14,683,209	88,789,575

Investor Class	2,387,977	5,445,482

A Class	1,863,504	4,233,061

C Class	1,681,624	2,921,926

SP Class	5,767	N/A

Net assets:
R5 Class	$31,744,191	$368,453,469

Y Class	$120,044,420	$772,529,510

Investor Class	$19,472,632	$47,196,990

A Class	$15,243,310	$36,669,799

C Class	$13,811,805	$25,543,731

SP Class	$48,588	N/A

Net asset value, offering and redemption price per share:
R5 Class	$8.18	$8.70

Y Class	$8.18	$8.70

Investor Class	$8.15	$8.67

A Class	$8.18	$8.66

A Class (offering price)	$8.39	$9.09

C Class	$8.21	$8.74

SP Class	$8.43	N/A

† Cost of investments in unaffiliated securities	$203,814,340	$1,317,957,578
‡ Cost of investments in affiliated securities	$13,424,679	$7,786,499
^ Cost of foreign currency	$-	$2,242

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2023

	FEAC Floating Rate Income Fund	SiM High Yield Opportunities Fund
Investment income:
Dividend income from unaffiliated securities	$262,693	$5,866,575
Dividend income from affiliated securities (Note 2)	730,066	779,841
Interest income (net of foreign taxes)†	29,072,023	92,174,803
Other income	-	5,165

Total investment income	30,064,782	98,826,384

Expenses:
Management and sub-advisory fees (Note 2)	2,126,990	9,604,747
Transfer agent fees:
R5 Class (Note 2)	14,189	76,076
Y Class (Note 2)	200,343	937,227
Investor Class	2,164	3,627
A Class	1,438	2,853
C Class	1,114	1,392
SP Class	208	-
Custody and fund accounting fees	148,689	220,013
Professional fees	336,119	213,597
Registration fees and expenses	98,098	173,719
Service fees (Note 2):
Investor Class	84,474	160,119
A Class	12,334	31,045
C Class	11,534	20,451
Distribution fees (Note 2):
A Class	45,336	86,575
C Class	166,536	278,454
SP Class	122	-
Prospectus and shareholder report expenses	38,978	77,436
Trustee fees (Note 2)	31,973	128,926
Loan expense (Note 9)	199,563	27,481
Other expenses	32,922	108,269

Total expenses	3,553,124	12,152,007

Net fees waived and expenses (reimbursed) (Note 2)	(516,111)	(1,547,116)
Net sub-advisory fees waived (Note 2)	(51,914)	-

Net expenses	2,985,099	10,604,891

Net investment income	27,079,683	88,221,493

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(34,806,330)	(25,055,580)
Commission recapture (Note 1)	45	–
Foreign currency transactions	-	(354,139)
Futures contracts	-	(558,001)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	17,605,408	22,825,981
Foreign currency transactions	-	35,905
Forward foreign currency contracts	-	(1,623,321)
Futures contracts	-	(4,494,773)

Net (loss) from investments	(17,200,877)	(9,223,928)

Net increase in net assets resulting from operations	$9,878,806	$78,997,565

† Foreign taxes	$-	$92

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	FEAC Floating Rate Income Fund		SiM High Yield Opportunities Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$27,079,683	$30,297,933	$88,221,493	$68,252,600
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	(34,806,285)	(25,364,955)	(25,967,720)	2,714,399
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	17,605,408	(34,102,561)	16,743,792	(167,515,529)

Net increase (decrease) in net assets resulting from operations	9,878,806	(29,169,583)	78,997,565	(96,548,530)

Distributions to shareholders:
Total retained earnings:
R5 Class	(5,910,911)	(9,646,735)	(20,895,471)	(18,554,945)
Y Class	(16,470,847)	(17,495,717)	(56,027,662)	(43,077,397)
Investor Class	(2,067,574)	(2,383,268)	(2,663,959)	(2,214,848)
A Class	(1,629,902)	(1,185,911)	(2,049,165)	(1,439,345)
C Class	(1,356,708)	(923,084)	(1,458,647)	(1,444,142)
SP Class	(4,434)	(2,526)	-	–
Tax return of capital:
R5 Class	-	-	(1,728,875)	(863,363)
Y Class	-	-	(3,631,938)	(2,649,315)
Investor Class	-	-	(208,042)	(110,859)
A Class	-	-	(165,337)	(84,144)
C Class	-	-	(101,102)	(68,517)

Net distributions to shareholders	(27,440,376)	(31,637,241)	(88,930,198)	(70,506,875)

Capital share transactions (Note 10):
Proceeds from sales of shares	26,184,446	314,861,346	638,057,760	955,195,355
Reinvestment of dividends and distributions	25,779,252	28,969,433	79,838,119	63,722,980
Cost of shares redeemed	(396,967,015)	(363,743,178)	(854,691,649)	(891,888,298)

Net increase (decrease) in net assets from capital share transactions	(345,003,317)	(19,912,399)	(136,795,770)	127,030,037

Net (decrease) in net assets	(362,564,887)	(80,719,223)	(146,728,403)	(40,025,368)

Net assets:
Beginning of year	562,929,833	643,649,056	1,397,121,902	1,437,147,270

End of year	$200,364,946	$562,929,833	$1,250,393,499	$1,397,121,902

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of August 31, 2023, the Trust consists of twenty-four active series, two of which are presented in this filing: American Beacon FEAC Floating Rate Income Fund and American Beacon SiM High Yield Opportunities Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-two active series are reported in separate filings. Prior to December 31, 2022 the American Beacon FEAC Floating Rate Income Fund was known as American Beacon Sound Point Floating Rate Income Fund.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

On July 11, 2023, (i) RIH, RIM and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and the termination of the Fund’s management and investment advisory agreements (the “Current Management Agreement” and “Current Investment Advisory Agreement,” respectively). The Board has approved a new management agreement with the Manager (the “New Management Agreement”) and a new investment advisory agreement among the Manager, the sub-advisor and American Beacon Funds, on behalf of the Fund (the “New Investment Advisory Agreement”), that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Fund as of July 31, 2023, has been called to consider the New Management Agreement and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials were sent to those shareholders regarding the New Management Agreement. There are no anticipated changes in the services provided by the Manager or the sub-advisor or in the fee rates charged by the Manager or the sub-advisor to the Fund.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

(Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Funds’ financial statements.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary, such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

SP Class	Retail investors who invest directly through a financial intermediary, such as a broker, or through employee directed benefit plans and were formerly shareholders of the Investor Class Shares of the FEAC Floating Rate Income Fund prior to its reorganization.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Central Securities Depositories Regulation (“CSDR”)

Effective February 1, 2022, the CSDR introduced new measures for the authorization and supervision of European Union Central Security Depositories and sets out to create a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. At this time, management believes the adoption of CSDR will not have a material impact to the financial statements.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Board of the Trust, at the recommendation of the Manager, approved: (i) the termination of the investment advisory agreement among the Manager, Sound Point Capital Management, LP, and the Trust, on behalf of the American Beacon FEAC Floating Rate Income Fund (formerly named the American Beacon Sound Point Floating Rate Income Fund), effective December 30, 2022, and (ii) a new investment advisory agreement among the Manager, First Eagle Alternative Credit, LLC and the Trust, on behalf of the Fund, effective December 31, 2022.

In addition to the Sub-Advisors mentioned above, the Trust and the Manager have entered into an Investment Advisory Agreement with Strategic Income Management, LLC. Pursuant to the respective agreements,

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

First Eagle Alternative Credit, LLC

First $2 billion	0.30%
Over $2 billion	0.25%

Sound Point Capital Management, LP

All Assets	0.35%

Strategic Income Management, LLC

First $250 million	0.45%
Next $250 million	0.40%
Next $500 million	0.35%
Over $1 billion	0.30%

The Management and Sub-Advisory Fees paid by the Funds for the year ended August 31, 2023 were as follows:

FEAC Floating Rate Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,097,226
Sub-Advisory Fees*	0.30%	1,029,764

Total	0.65%	$2,126,990

SiM High Yield Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$4,700,633
Sub-Advisory Fees	0.36%	4,904,114

Total	0.71%	$9,604,747

* Includes Sub-Advisory fees paid to the former Sub-Advisor, Sound Point Capital Management, LP.

Effective January 1, 2022, the former Sub-advisor to the FEAC Floating Rate Income Fund, Sound Point Capital Management, LP, contractually agreed to waive a portion of its management fee equal to 0.034% of the Fund’s average daily net assets through December 30, 2022. For the year ended August 31, 2023, $51,914 in sub-advisory fees were waived by the former Sub-advisor.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A, C and SP Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A and SP Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended August 31, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
FEAC Floating Rate Income	$202,522
SiM High Yield Opportunities	957,768

As of August 31, 2023, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
FEAC Floating Rate Income	$9,278
SiM High Yield Opportunities	69,143

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with an August 31, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	August 31, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	August 31, 2023 Fair Value
U.S. Government Money Market Select	Direct	FEAC Floating Rate Income	$13,424,679	$-	$-	$730,066	$13,424,679
U.S. Government Money Market Select	Direct	SiM High Yield Opportunities	7,786,499	-	-	779,841	7,786,499

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2023, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
FEAC Floating Rate Income	$20,391
SiM High Yield Opportunities	18,409

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2023, the FEAC Floating Rate Income Fund borrowed on average $5,649,644 for 19 days at an average interest rate of 5.18% with interest charges of $15,128 and the SiM High Yield Opportunities Fund borrowed on average $8,940,688 for 13 days at an average interest rate of 5.18% with interest charges of $17,290. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through December 31, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended August 31, 2023, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	9/1/2022 – 12/31/2022	1/1/2023 – 8/31/2023	Reimbursed Expenses	(Recouped) Expenses
FEAC Floating Rate Income	R5	0.82%	0.82%	$98,789	$(202	)*	2025–2026
FEAC Floating Rate Income	Y	0.88%	0.88%	319,440	-		2025–2026
FEAC Floating Rate Income	Investor	1.16%	1.16%	36,240	(515	)*	2025–2026
FEAC Floating Rate Income	A	1.09%	1.09%	34,292	(1,742	)*	2025–2026
FEAC Floating Rate Income	C	1.86%	1.86%	27,045	(482	)*	2025–2026
FEAC Floating Rate Income	SP	1.08%	1.08%	397	(133	)*	2025–2026
SiM High Yield Opportunities	R5	0.74%	0.74%	229,862	-		2025–2026
SiM High Yield Opportunities	Y	0.75%	0.75%	1,258,582	-		2025–2026
SiM High Yield Opportunities	Investor	1.10%	1.10%	21,570	-		2025–2026
SiM High Yield Opportunities	A	1.07%	1.07%	22,018	-		2025–2026
SiM High Yield Opportunities	C	1.81%	1.81%	15,084	-		2025–2026

* Of these amounts $2,982, represents Recouped Expenses from prior fiscal years and is reflected in Other expenses on the Statements of Operations.

Of the above amounts, $36,630 and $119,535 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at August 31, 2023 for the FEAC Floating Rate Income Fund and SiM High Yield Opportunities Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025 and 2026. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
FEAC Floating Rate Income	$1,957	$36,817	$-	2023-2024
FEAC Floating Rate Income	1,025	198,361	-	2024-2025
SiM High Yield Opportunities	-	-	43,974	2022-2023
SiM High Yield Opportunities	-	767,953	-	2023-2024
SiM High Yield Opportunities	-	1,494,245	-	2024-2025

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended August 31, 2023, RID collected $294 and $20,187 for FEAC Floating Rate Income Fund and SiM High Yield Opportunities Fund, respectively, from the sale of A Class Shares.

A CDSC of 0.50% will be deducted with respect to A Class Shares of the SiM High Yield Opportunities Fund on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. As to the A Class Shares of the FEAC Floating Rate Income Fund, certain purchases of $250,000 or more that are redeemed in whole and in part within 18 months of purchase are subject to a CDSC of 0.50%, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended August 31, 2023, there were no CDSC fees collected for the A Class Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended August 31, 2023, CDSC fees of $330 and $1,463 were collected for the C Class Shares of FEAC Floating Rate Income Fund and SiM High Yield Opportunities Fund, respectively.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of August 31, 2023, one shareholder has been identified as representing an unaffiliated significant ownership of approximately 8% for the SiM High Yield Opportunities Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be

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compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of

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one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for a Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

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With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by the Manager and under the oversight of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day

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and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4. Securities and Other Investments

Bank Loans and Senior Loans

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Funds may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Funds may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets

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that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. The investment return of corporate debt securities reflects interest earning and changes in the market value of the security. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). If a Fund’s sub-advisor does not reasonably believe that the Fund will have sufficient cash and cash equivalents to meet all of its obligations related to delayed funding loans and revolving credit facilities when such obligations come due, then the sub-advisor is required to segregate or “earmark” liquid assets in an amount sufficient to meet such obligations.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject

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to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

The Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Floating and Variable Rate Securities

The coupons on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating or variable rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating or variable rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Foreign Debt Securities

The Funds may each invest a significant portion of its assets in a particular geographic region or country, including emerging markets. The Funds may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”),

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bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Bonds

High-yield, non-investment-grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings (“S&P Global”) and Fitch, Inc. rate them below Baa and BBB, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been

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registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended August 31, 2023 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’

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Notes to Financial Statements

August 31, 2023

shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the year ended August 31, 2023, the SiM High Yield Opportunities Fund entered into forward foreign currency contracts primarily for hedging.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

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Notes to Financial Statements

August 31, 2023

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended August 31, 2023
Fund	Purchased Contracts	Sold Contracts
SiM High Yield Opportunities	$-	$42,307,126

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for hedging exposure to foreign currencies. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended August 31, 2023, the SiM High Yield Opportunities Fund entered into futures contracts primarily for hedging.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2023
SiM High Yield Opportunities	1,129

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

SiM High Yield Opportunities Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2023:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts	$-	$182,103	$-	$-	$-	$182,103

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(1,623,321)	$-	$–	$-	$(1,623,321)
Payable for variation margin from open futures contracts(2)	-	(659,615)	-	-	-	(659,615)

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Notes to Financial Statements

August 31, 2023

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$(558,001)	$-	$-	$-	$(558,001)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(1,623,321)	$-	$-	$-	$(1,623,321)
Futures contracts	-	(4,494,773)	-	-	-	(4,494,773)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2023.

SiM High Yield Opportunities Fund

Offsetting of Financial and Derivative Assets as of August 31, 2023:
	Assets	Liabilities
Forward Foreign Currency Contracts	$-	$1,623,321
Futures Contracts(1)	182,103	659,615

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$182,103	$2,282,936

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(182,103)	$(659,615)

Total derivative assets and liabilities subject to an MNA	$-	$1,623,321

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of August 31, 2023:
	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
Goldman Sachs International	$1,623,321	$-	$-	$-	$1,623,321

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Convertible Securities Risk

The conversion value of a convertible security, including a convertible preferred security, is the market value that would be received if the convertible were converted to its underlying common stock. The value of a convertible security typically increases or decreases with the price of the underlying common stock. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock when the underlying stock’s price is high relative to the conversion price. A convertible security also is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk, and there is a risk that the credit standing of the issuer may have an effect on the convertible security’s investment value. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade (commonly known as “junk bonds”) and are subject to the same risks as an investment in lower-rated debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities – that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and a Fund could lose its entire investment. In addition, to the extent a Fund invests in convertible securities issued by small- or mid-capitalization companies, it will be subject to the risks of investing in such companies. The stocks of small- and mid-capitalization companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-capitalization stocks.

Covenant-Lite Obligations Risk

Certain investments, such as loans in which a Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. This may expose a Fund to greater credit risk associated with the borrower and reduce a Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of loans or securities with financial maintenance covenants.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge their currency risks.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Floating and Variable Rate Securities Risk

The coupons on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating and variable rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating and variable rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating and variable rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

Futures Contracts Risk

There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Treasury futures contracts expose a Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

High-Yield Securities Risk

Exposure to high-yield securities (commonly referred to as ‘‘junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and repay principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high-yielding fixed-income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current distribution payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Funds’ investments to decline. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. Rising interest rates may cause the value of the Funds’ investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Funds. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. To the extent the Funds holds an investment with a negative interest rate to maturity, the Funds may generate a negative return on that investment.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have coupon rates or may provide exposure to underlying investments with coupon rates, that are based on the ICE LIBOR (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets.

Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that relied on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact a Fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV.

Liquidity Risk

The Funds are susceptible to the risk that certain investments held by the Funds may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Funds’ ability to limit losses. The Funds could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, liquidity risk may be magnified in rising interest rate environments in the event of higher-than-normal redemption rates. Unexpected redemptions may force the Funds to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk

In making investments in bank loans or senior loans, the Funds will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the Funds once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults which may be exposed to the credit risk of both the financial institution that made the loan and the underlying borrower. Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which a Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event that the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders with respect to a Fund’s ability to pay redemption proceeds within the allowable time periods. The secondary market for loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

A Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee, or by participation in a loan interest that is held by another party. As an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When a Fund’s loan interest is a participation, a Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to a Fund, and a Fund may have less control over the exercise of remedies against the borrower and/or the financial institution that made the loan than the party selling the participation interest.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Pay-In-Kind Securities Risk

Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their prices can be volatile when interest rates fluctuate. If an issuer of pay-in-kind securities defaults, the Fund may lose its entire investment. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code, and avoid federal excise tax, a Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, potentially during periods of adverse market prices.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of various variants of COVID-19, and efforts to contain their spread, have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions and closed borders, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. Any resurgence of COVID-19 or a variant could negatively impact the Funds and adversely impact the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve began to raise interest rates as part of its efforts to address rising inflation. It is difficult to accurately predict the pace at which the Federal Reserve will continue to increase interest rates, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve to change its approach in the future and the Federal Reserve’s actions may result in an economic slowdown. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on the performance and liquidity of global markets, and negatively affect the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

A Fund may experience periods of high levels of redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause a Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, a Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed income securities on a large scale. Heavy redemptions could hurt a Fund’s performance.

Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. A Fund may not be able to sell a restricted security when a sub-advisor considers it

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

desirable to do so and/or may have to sell the security at a lower price than a Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and a Fund may receive only limited information regarding the issuer of a restricted security. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules an applicable accounting protocols may require a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, Secured Overnight Financing Rate (“SOFR”), LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	FEAC Floating Rate Income Fund		SiM High Yield Opportunities Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
Distributions paid from:
Ordinary income*
R5 Class	$5,910,911	$9,646,735	$20,895,471	$18,554,945
Y Class	16,470,847	17,495,717	56,027,662	43,077,397
Investor Class	2,067,574	2,383,268	2,663,959	2,214,848
A Class	1,629,902	1,185,911	2,049,165	1,439,345
C Class	1,356,708	923,084	1,458,647	1,444,142
SP Class	4,434	2,526	-	-
Return of capital
R5 Class	-	-	1,728,875	863,363
Y Class	-	-	3,631,938	2,649,315
Investor Class	-	-	208,042	110,859
A Class	-	-	165,337	84,144
C Class	-	-	101,102	68,517
SP Class	-	-	-	-

Total distributions paid	$27,440,376	$31,637,241	$88,930,198	$70,506,875

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2023, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FEAC Floating Rate Income	$217,658,452	$1,703,070	$(16,712,342)	$(15,009,272)
SiM High Yield Opportunities	1,328,339,567	19,066,280	(108,707,066)	(89,640,786)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
FEAC Floating Rate Income	$(15,009,272)	$960,822	$-	$(264,068,007)	$(49,025)	$(278,165,482)
SiM High Yield Opportunities	(89,640,786)	-	-	(56,012,626)	(780,713)	(146,434,125)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital loss carryforwards, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, dividends payable at the end of period, premium amortization, late year ordinary loss deferral, convertible preferred stock interest accrual, and deemed distributions from convertible obligations.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships as of August 31, 2023:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
FEAC Floating Rate Income	$-	$-
SiM High Yield Opportunities	(8,024)	8,024

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

During the year ended August 31, 2023, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
FEAC Floating Rate Income	$76,800,161	$187,267,846
SiM High Yield Opportunities	11,343,048	43,637,832

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, August 31, 2023. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, August 31, 2023. For the period ending August 31, 2023, SiM High Yield Opportunities deferred $1,031,746 ordinary loss to September 1, 2023.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended August 31, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
FEAC Floating Rate Income	$346,681,355	$-	$605,899,388	$-
SiM High Yield Opportunities	529,438,917	-	681,015,390	-

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2023 were as follows:

Fund	Type of Transaction	August 31, 2022 Shares/Fair Value	Purchases	Sales	August 31, 2023 Shares/Fair Value
FEAC Floating Rate Income	Direct	$88,611,724	$275,929,035	$351,116,080	$13,424,679
SiM High Yield Opportunities	Direct	15,626,748	667,868,540	675,708,789	7,786,499

9. Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended August 31, 2023, the Funds did not utilize these facilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended August 31,
	2023		2022
FEAC Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,212,636	$10,083,226	9,116,595	$83,518,251
Reinvestment of dividends	547,795	4,502,512	834,671	7,465,304
Shares redeemed	(14,204,354)	(117,366,177)	(12,881,168)	(112,413,300)

Net (decrease) in shares outstanding	(12,443,923)	$(102,780,439)	(2,929,902)	$(21,429,745)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

	Y Class
	Year Ended August 31,
	2023		2022
FEAC Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,494,739	$12,377,536	22,420,744	$199,913,399
Reinvestment of dividends	1,976,779	16,258,113	1,909,477	17,057,418
Shares redeemed	(29,538,892)	(244,390,000)	(21,888,373)	(194,478,646)

Net increase (decrease) in shares outstanding	(26,067,374)	$(215,754,351)	2,441,848	$22,492,171

	Investor Class
	Year Ended August 31,
	2023		2022
FEAC Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	215,286	$1,769,917	2,885,593	$26,472,898
Reinvestment of dividends	252,052	2,067,052	267,265	2,383,201
Shares redeemed	(2,364,931)	(19,598,921)	(4,567,785)	(40,139,318)

Net (decrease) in shares outstanding	(1,897,593)	$(15,761,952)	(1,414,927)	$(11,283,219)

	A Class
	Year Ended August 31,
	2023		2022
FEAC Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	205,955	$1,702,650	310,702	$2,813,943
Reinvestment of dividends	197,191	1,622,003	129,354	1,159,448
Shares redeemed	(956,687)	(7,869,539)	(1,197,097)	(10,779,919)

Net (decrease) in shares outstanding	(553,541)	$(4,544,886)	(757,041)	$(6,806,528)

	C Class
	Year Ended August 31,
	2023		2022
FEAC Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	30,270	$250,117	235,123	$2,142,855
Reinvestment of dividends	160,435	1,325,138	100,377	901,536
Shares redeemed	(933,952)	(7,738,147)	(653,145)	(5,924,396)

Net (decrease) in shares outstanding	(743,247)	$(6,162,892)	(317,645)	$(2,880,005)

	SP Class
	Year Ended August 31,
	2023		2022
FEAC Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	118	$1,000	-	$-
Reinvestment of dividends	523	4,434	275	2,526
Shares redeemed	(500)	(4,231)	(806)	(7,599)

Net increase (decrease) in shares outstanding	141	$1,203	(531)	$(5,073)

	R5 Class
	Year Ended August 31,
	2023		2022
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	14,038,161	$122,483,131	8,893,810	$81,527,023
Reinvestment of dividends	1,801,018	15,640,188	1,582,251	14,806,534
Shares redeemed	(8,573,670)	(74,345,374)	(23,277,927)	(219,081,543)

Net increase (decrease) in shares outstanding	7,265,509	$63,777,945	(12,801,866)	$(122,747,986)

	Y Class
	Year Ended August 31,
	2023		2022
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	54,757,086	$475,781,153	89,581,246	$830,991,282
Reinvestment of dividends	6,696,685	58,077,260	4,780,291	44,086,273
Shares redeemed	(85,553,752)	(740,195,737)	(65,866,975)	(612,494,270)

Net increase (decrease) in shares outstanding	(24,099,981)	$(206,337,324)	28,494,562	$262,583,285

American Beacon FundsSM

Notes to Financial Statements

August 31, 2023

	Investor Class
	Year Ended August 31,
	2023		2022
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	1,944,507	$16,760,609	2,363,198	$22,264,572
Reinvestment of dividends	312,156	2,699,196	231,281	2,140,527
Shares redeemed	(1,771,786)	(15,355,082)	(3,064,676)	(28,721,554)

Net increase (decrease) in shares outstanding	484,877	$4,104,723	(470,197)	$(4,316,455)

	A Class
	Year Ended August 31,
	2023		2022
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	2,132,136	$18,474,523	1,723,591	$15,699,511
Reinvestment of dividends	227,554	1,966,847	137,167	1,266,159
Shares redeemed	(1,635,827)	(14,138,761)	(1,951,169)	(18,176,734)

Net increase (decrease) in shares outstanding	723,863	$6,302,609	(90,411)	$(1,211,064)

	C Class
	Year Ended August 31,
	2023		2022
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	521,658	$4,558,344	497,631	$4,712,967
Reinvestment of dividends	166,943	1,454,628	152,316	1,423,487
Shares redeemed	(1,222,374)	(10,656,695)	(1,447,466)	(13,414,197)

Net (decrease) in shares outstanding	(533,773)	$(4,643,723)	(797,519)	$(7,277,743)

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon FEAC Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31, 2023B	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.50	$9.30	$8.82		$9.79	$10.28

Income (loss) from investment operations:
Net investment income	0.03	0.40	0.38		0.50	0.56
Net gains (losses) on investments (both realized and unrealized)	0.42	(0.75)	0.55		(0.92)	(0.44)

Total income (loss) from investment operations	0.45	(0.35)	0.93		(0.42)	0.12

Less distributions:
Dividends from net investment income	(0.77)	(0.45)	(0.45)		(0.55)	(0.61)

Net asset value, end of period	$8.18	$8.50	$9.30		$8.82	$9.79

Total returnC	5.68%	(3.88)%	10.68%		(4.08)%	1.77%

Ratios and supplemental data:
Net assets, end of period	$31,744,191	$138,749,617	$179,069,561		$160,767,886	$343,916,230
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.98%	0.88%	0.88%		0.90%	0.84%
Expenses, net of reimbursements and/or recoupments	0.82%	0.82%	0.84	%D	0.90%	0.84%
Net investment income, before expense reimbursements and/or recoupments	8.37%	4.71%	4.02%		6.29%	6.10%
Net investment income, net of reimbursements and/or recoupments	8.53%	4.77%	4.06%		6.29%	6.10%
Portfolio turnover rate	120%	82%	75%		56%	58%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC., began managing assets of the Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31, 2023A	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.50	$9.30	$8.82		$9.80	$10.29

Income (loss) from investment operations:
Net investment income	0.36	0.44	0.38		0.46	0.54
Net gains (losses) on investments (both realized and unrealized)	0.08	(0.79)	0.54		(0.89)	(0.42)

Total income (loss) from investment operations	0.44	(0.35)	0.92		(0.43)	0.12

Less distributions:
Dividends from net investment income	(0.76)	(0.45)	(0.44)		(0.55)	(0.61)

Net asset value, end of period	$8.18	$8.50	$9.30		$8.82	$9.80

Total returnB	5.61%	(3.93)%	10.60%		(4.24)%	1.68%

Ratios and supplemental data:
Net assets, end of period	$120,044,420	$346,503,063	$356,429,827		$323,133,710	$786,638,267
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.07%	0.95%	0.95%		0.96%	0.90%
Expenses, net of reimbursements and/or recoupments	0.88%	0.88%	0.91	%C	0.96%	0.90%
Net investment income, before expense reimbursements and/or recoupments	8.51%	4.67%	3.95%		6.21%	5.99%
Net investment income, net of reimbursements and/or recoupments	8.70%	4.74%	3.99%		6.21%	5.99%
Portfolio turnover rate	120%	82%	75%		56%	58%

A

On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC., began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020..

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31, 2023A	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.48	$9.28	$8.80		$9.78	$10.26

Income (loss) from investment operations:
Net investment income	0.26	0.26	0.29		0.30	0.49
Net gains (losses) on investments (both realized and unrealized)	0.15	(0.64)	0.60		(0.76)	(0.40)

Total income (loss) from investment operations	0.41	(0.38)	0.89		(0.46)	0.09

Less distributions:
Dividends from net investment income	(0.74)	(0.42)	(0.41)		(0.52)	(0.57)

Net asset value, end of period	$8.15	$8.48	$9.28		$8.80	$9.78

Total returnB	5.17%	(4.22)%	10.31%		(4.53)%	1.38%

Ratios and supplemental data:
Net assets, end of period	$19,472,632	$36,350,376	$52,900,976		$57,117,869	$214,702,538
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.33%	1.21%	1.22%		1.24%	1.22%
Expenses, net of reimbursements and/or recoupments	1.16%	1.16%	1.18	%C	1.24%	1.22%
Net investment income, before expense reimbursements and/or recoupments	8.52%	4.38%	3.68%		5.99%	5.60%
Net investment income, net of reimbursements and/or recoupments	8.69%	4.43%	3.72%		5.99%	5.60%
Portfolio turnover rate	120%	82%	75%		56%	58%

A

On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC., began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31, 2023A	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.51	$9.31	$8.83		$9.82	$10.28

Income (loss) from investment operations:
Net investment income	0.68	0.37	0.34		0.51	0.56
Net gains (losses) on investments (both realized and unrealized)	(0.27)	(0.74)	0.56		(0.97)	(0.44)

Total income (loss) from investment operations	0.41	(0.37)	0.90		(0.46)	0.12

Less distributions:
Dividends from net investment income	(0.74)	(0.43)	(0.42)		(0.53)	(0.58)

Net asset value, end of period	$8.18	$8.51	$9.31		$8.83	$9.82

Total returnB	5.25%	(4.14)%	10.36%		(4.53)%	1.53%

Ratios and supplemental data:
Net assets, end of period	$15,243,310	$20,563,082	$29,551,551		$29,739,876	$45,602,098
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.30%	1.16%	1.17%		1.17%	1.13%
Expenses, net of reimbursements and/or recoupments	1.09%	1.09%	1.12	%C	1.17%	1.13%
Net investment income, before expense reimbursements and/or recoupments	8.69%	4.40%	3.73%		5.95%	5.80%
Net investment income, net of reimbursements and/or recoupments	8.90%	4.47%	3.78%		5.95%	5.80%
Portfolio turnover rate	120%	82%	75%		56%	58%

A

On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC., began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31, 2023A	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.54	$9.35	$8.86		$9.85	$10.29

Income (loss) from investment operations:
Net investment income	0.62	0.33	0.27		0.45	0.51
Net gains (losses) on investments (both realized and unrealized)	(0.27)	(0.78)	0.57		(0.98)	(0.44)

Total income (loss) from investment operations	0.35	(0.45)	0.84		(0.53)	0.07

Less distributions:
Dividends from net investment income	(0.68)	(0.36)	(0.35)		(0.46)	(0.51)

Net asset value, end of period	$8.21	$8.54	$9.35		$8.86	$9.85

Total returnB	4.46%	(4.95)%	9.61%		(5.25)%	0.67%

Ratios and supplemental data:
Net assets, end of period	$13,811,805	$20,714,400	$25,638,104		$31,330,022	$58,653,731
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.04%	1.92%	1.94%		1.94%	1.90%
Expenses, net of reimbursements and/or recoupments	1.86%	1.86%	1.89	%C	1.94%	1.90%
Net investment income, before expense reimbursements and/or recoupments	7.87%	3.67%	2.96%		5.19%	5.07%
Net investment income, net of reimbursements and/or recoupments	8.05%	3.73%	3.01%		5.19%	5.07%
Portfolio turnover rate	120%	82%	75%		56%	58%

A

On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC., began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon FEAC Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	SP Class
	Year Ended August 31, 2023A	Year Ended August 31, 2022		Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019

Net asset value, beginning of period	$8.76	$9.59		$8.86		$9.84		$10.30

Income (loss) from investment operations:
Net investment income	1.71	0.42	B	0.35	B	0.56	B	0.58	B
Net gains (losses) on investments (both realized and unrealized)	(1.27)	(0.81)		0.80		(1.02)		(0.46)

Total income (loss) from investment operations	0.44	(0.39)		1.15		(0.46)		0.12

Less distributions:
Dividends from net investment income	(0.77)	(0.44)		(0.42)		(0.52)		(0.58)

Net asset value, end of period	$8.43	$8.76		$9.59		$8.86		$9.84

Total returnC	5.38%	(4.20)%		13.27%		(4.51)%		1.40%

Ratios and supplemental data:
Net assets, end of period	$48,588	$49,295		$59,037		$113,010		$282,847
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.72%	1.17%		1.17%		1.16%		1.06%
Expenses, net of reimbursements and/or recoupments	1.08%	1.08%		1.12	%D	1.16%		1.15%
Net investment income, before expense reimbursements and/or recoupments	8.38%	4.43%		3.73%		6.08%		5.83%
Net investment income, net of reimbursements and/or recoupments	9.02%	4.52%		3.78%		6.08%		5.74%
Portfolio turnover rate	120%	82%		75%		56%		58%

A

On December 30, 2022 Sound Point Capital Management, LP was terminated and ceased managing assets of the Fund. On December 31, 2022, First Eagle Alternative Credit, LLC., began managing assets of the Fund.

B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31, 2023		Year Ended August 31, 2022		Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.74		$9.88		$9.06		$9.44	$9.52

Income (loss) from investment operations:
Net investment income	0.58		0.46		0.59		0.57	0.59
Net gains (losses) on investments (both realized and unrealized)	(0.05)		(1.11)		0.83		(0.37)	(0.07)

Total income (loss) from investment operations	0.53		(0.65)		1.42		0.20	0.52

Less distributions:
Dividends from net investment income	(0.53)		(0.47)		(0.59)		(0.58)	(0.60)
Tax return of capital	(0.04	)B	(0.02	)B	(0.01	)B	-	-

Total distributions	(0.57)		(0.49)		(0.60)		(0.58)	(0.60)

Net asset value, end of period	$8.70		$8.74		$9.88		$9.06	$9.44

Total returnC	6.42%		(6.82)%		16.08%		2.39%	5.65%

Ratios and supplemental data:
Net assets, end of period	$368,453,469		$306,537,412		$472,951,383		$399,310,742	$396,916,950
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.81%		0.81%		0.82%		0.86%	0.83%
Expenses, net of reimbursements and/or recoupments	0.74%		0.74%		0.77	%D	0.85%	0.84%
Net investment income, before expense reimbursements and/or recoupments	6.60%		4.89%		6.09%		6.33%	6.31%
Net investment income, net of reimbursements and/or recoupments	6.67%		4.96%		6.14%		6.34%	6.30%
Portfolio turnover rate	41%		77%		62%		57%	44%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31, 2023		Year Ended August 31, 2022		Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.74		$9.87		$9.05		$9.43	$9.51

Income (loss) from investment operations:
Net investment income	0.56		0.48		0.59		0.56	0.59
Net gains (losses) on investments (both realized and unrealized)	(0.02)		(1.12)		0.82		(0.37)	(0.08)

Total income (loss) from investment operations	0.54		(0.64)		1.41		0.19	0.51

Less distributions:
Dividends from net investment income	(0.54)		(0.47)		(0.58)		(0.57)	(0.59)
Tax return of capital	(0.04	)A	(0.02	)A	(0.01	)A	-	-

Total distributions	(0.58)		(0.49)		(0.59)		(0.57)	(0.59)

Net asset value, end of period	$8.70		$8.74		$9.87		$9.05	$9.43

Total returnB	6.42%		(6.72)%		16.06%		2.33%	5.58%

Ratios and supplemental data:
Net assets, end of period	$772,529,510		$986,525,511		$833,189,237		$740,616,507	$661,486,121
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.89%		0.88%		0.89%		0.90%	0.91%
Expenses, net of reimbursements and/or recoupments	0.75%		0.75%		0.80	%C	0.90%	0.91%
Net investment income, before expense reimbursements and/or recoupments	6.45%		4.91%		6.01%		6.29%	6.23%
Net investment income, net of reimbursements and/or recoupments	6.59%		5.04%		6.10%		6.29%	6.23%
Portfolio turnover rate	41%		77%		62%		57%	44%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31, 2023		Year Ended August 31, 2022		Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.70		$9.84		$9.02		$9.41	$9.49

Income (loss) from investment operations:
Net investment income	0.58		0.40		0.64		0.32	0.54
Net gains (losses) on investments (both realized and unrealized)	(0.06)		(1.09)		0.74		(0.17)	(0.05)

Total income (loss) from investment operations	0.52		(0.69)		1.38		0.15	0.49

Less distributions:
Dividends from net investment income	(0.51)		(0.43)		(0.56)		(0.54)	(0.57)
Tax return of capital	(0.04	)A	(0.02	)A	(0.00	)A B	-	-

Total distributions	(0.55)		(0.45)		(0.56)		(0.54)	(0.57)

Net asset value, end of period	$8.67		$8.70		$9.84		$9.02	$9.41

Total returnC	6.17%		(7.20)%		15.73%		1.91%	5.32%

Ratios and supplemental data:
Net assets, end of period	$47,196,990		$43,181,008		$53,412,551		$40,259,060	$78,700,798
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.15%		1.16%		1.16%		1.18%	1.15%
Expenses, net of reimbursements and/or recoupments	1.10%		1.10%		1.12	%D	1.18%	1.15%
Net investment income, before expense reimbursements and/or recoupments	6.25%		4.56%		5.72%		5.91%	5.98%
Net investment income, net of reimbursements and/or recoupments	6.30%		4.62%		5.76%		5.91%	5.98%
Portfolio turnover rate	41%		77%		62%		57%	44%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31, 2023		Year Ended August 31, 2022		Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.70		$9.84		$9.02		$9.41	$9.53

Income (loss) from investment operations:
Net investment income	0.58		0.43		0.62		0.55	0.47
Net gains (losses) on investments (both realized and unrealized)	(0.07)		(1.11)		0.76		(0.39)	(0.02)

Total income (loss) from investment operations	0.51		(0.68)		1.38		0.16	0.45

Less distributions:
Dividends from net investment income	(0.51)		(0.44)		(0.56)		(0.55)	(0.57)
Tax return of capital	(0.04	)A	(0.02	)A	(0.00	)A B	-	-

Total distributions	(0.55)		(0.46)		(0.56)		(0.55)	(0.57)

Net asset value, end of period	$8.66		$8.70		$9.84		$9.02	$9.41

Total returnC	6.08%		(7.17)%		15.75%		1.94%	4.85%

Ratios and supplemental data:
Net assets, end of period	$36,669,799		$30,539,986		$35,403,008		$23,945,109	$23,694,436
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13%		1.13%		1.14%		1.15%	1.17%
Expenses, net of reimbursements and/or recoupments	1.07%		1.07%		1.09	%D	1.15%	1.17%
Net investment income, before expense reimbursements and/or recoupments	6.28%		4.63%		5.73%		6.01%	5.94%
Net investment income, net of reimbursements and/or recoupments	6.34%		4.69%		5.78%		6.01%	5.94%
Portfolio turnover rate	41%		77%		62%		57%	44%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31, 2023		Year Ended August 31, 2022		Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2019

Net asset value, beginning of period	$8.78		$9.92		$9.09		$9.48	$9.56

Income (loss) from investment operations:
Net investment income	0.46		0.34		0.48		0.46	0.49
Net gains (losses) on investments (both realized and unrealized)	(0.01)		(1.09)		0.85		(0.37)	(0.07)

Total income (loss) from investment operations	0.45		(0.75)		1.33		0.09	0.42

Less distributions:
Dividends from net investment income	(0.46)		(0.37)		(0.50)		(0.48)	(0.50)
Tax return of capital	(0.03	)A	(0.02	)A	(0.00	)A B	-	-

Total distributions	(0.49)		(0.39)		(0.50)		(0.48)	(0.50)

Net asset value, end of period	$8.74		$8.78		$9.92		$9.09	$9.48

Total returnC	5.29%		(7.77)%		14.94%		1.22%	4.54%

Ratios and supplemental data:
Net assets, end of period	$25,543,731		$30,337,985		$42,191,091		$41,992,083	$55,699,475
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.86%		1.86%		1.87%		1.89%	1.89%
Expenses, net of reimbursements and/or recoupments	1.81%		1.81%		1.83	%D	1.89%	1.89%
Net investment income, before expense reimbursements and/or recoupments	5.50%		3.85%		5.08%		5.26%	5.24%
Net investment income, net of reimbursements and/or recoupments	5.55%		3.90%		5.12%		5.26%	5.24%
Portfolio turnover rate	41%		77%		62%		57%	44%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

August 31, 2023 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2023.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2023. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

FEAC Floating Rate Income	2.08%
SiM High Yield Opportunities	1.96%

Qualified Dividend Income:

FEAC Floating Rate Income	2.08%
SiM High Yield Opportunities	1.96%

Long-Term Capital Gain Distributions:

FEAC Floating Rate Income	$0
SiM High Yield Opportunities	0

Short-Term Capital Gain Distributions:

FEAC Floating Rate Income	$0
SiM High Yield Opportunities	0

Return of Capital:

FEAC Floating Rate Income	$0
SiM High Yield Opportunities	$5,835,294

Shareholders will receive notification in January 2024 of the applicable tax information necessary to prepare their 2023 income tax returns.

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements

August 31, 2023 (Unaudited)

Renewal and Approval of Current Management and Investment Advisory Agreement

At meetings held on May 16, 2023 and June 6-7, 2023 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 7, 2023 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon FEAC Floating Rate Income Fund (“FEAC Fund”) and American Beacon SiM High Yield Opportunities Fund (“SiM Fund”) (each, a “Fund” and collectively, the “Funds); and

(2) the Investment Advisory Agreement among the Manager and the Trust, on behalf of the SiM Fund, and Strategic Income Management, LLC (“SiM”). The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, SiM (for the SiM Fund), Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and SiM.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Funds.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or SiM may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and, as applicable, sub-advisory, relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided;

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements

August 31, 2023 (Unaudited)

(2) the investment performance of the Funds and, with respect to the SiM Fund, the investment performance of SiM; (3) the profits, if any, earned by the Manager in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or SiM, or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or SiM from their relationships with the Funds, as applicable.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of each Fund; the financial condition of the Manager, including its parent company; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement for the SiM Fund, the Board considered, among other factors: the representations made by SiM regarding SiM’s level of staffing; SiM’s assets under management; the financial stability of SiM; and SiM’s compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and SiM were appropriate for the SiM Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as each Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the SiM regarding the performance of the SiM Fund relative to the performance of the SiM Fund’s benchmark index and a comparable investment account managed by SiM. In addition, the Board considered the Manager’s recommendation to continue to retain SiM. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager with respect to each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, with respect to each Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements

August 31, 2023 (Unaudited)

In analyzing the fee rates charged by SiM in connection with its investment advisory services to the SiM Fund, the Board considered representations made by SiM that the SiM Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from SiM because the Board did not view this data as imperative to its deliberations given the arms-length nature of the relationship between the Manager and SiM with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that SiM may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the sub-advisory fee schedule for the SiM Fund, and that the SiM Fund’s asset level had exceeded all applicable breakpoints.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and, with respect to the SiM Fund, sub-advisor, fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the Manager’s and SiM’s responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or SiM as a result of the Manager’s advisory relationships with the Funds or SiM’s advisory relationship with the SiM Fund. For example, the Board considered that the Manager may invest the Funds’ cash balances in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and SiM by virtue of the Manager’s relationship with the Funds and SiM’s relationship with the SiM Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements

August 31, 2023 (Unaudited)

expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2022. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund

In considering the renewal of the Agreements for the SiM Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3	rd Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) that SiM invests in below investment grade debt securities of smaller-capitalization issuers, and the SiM Fund employs a limited-capacity strategy; and (2) the Manager’s recommendation to continue to retain SiM.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and SiM under the Agreements are fair and reasonable; and (2) determined that the SiM Fund and its shareholders would benefit from the Manager’s and SiM’s continued management of the SiM Fund.

Additional Considerations and Conclusions with Respect to the American Beacon FEAC Floating Rate Income Fund

In considering the renewal of the Management Agreement for the FEAC Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5	th Quintile
Compared to Broadridge Expense Universe	5	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)*

Compared to Broadridge Performance Universe	5	th Quintile
Compared to Morningstar Category	5	th Quintile

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements

August 31, 2023 (Unaudited)

* First Eagle Alternative Credit, LLC began managing the FEAC Fund effective December 31, 2022. Performance through December 30, 2022 reflects the FEAC Fund’s performance under the management of its prior sub-advisor.

The Board also considered that, at the Manager’s recommendation, the Board had approved the termination of the Fund’s prior sub-advisor and the retention of First Eagle Alternative Credit, LLC (“FEAC”), as

the Fund’s sub-advisor effective December 31, 2022. In this connection, the Board considered that FEAC’s fee rate schedule was lower than that of the prior sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; and (2) determined that the FEAC Fund and its shareholders would benefit from the Manager’s continued management of the FEAC Fund.

Disclosure Regarding the Approval of New Management and New Investment Advisory Agreements

August 31, 2023 (Unaudited)

Approval of New Management Agreement and New Investment Advisory Agreements

On July 11, 2023, (i) Resolute Investment Holdings, LLC (“RIH”), its indirect wholly-owned subsidiary, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), the investment manager of American Beacon Funds (“Trust”), and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (“Current Ownership Group”), entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager (together with RIH, “Resolute”). Pursuant to the Transaction Agreement, (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group (“New Ownership Group”), and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”).

Upon the closing of the Transaction (“Closing”), the Manager will be wholly owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the Trust’s (i) existing management agreement (“Current Management Agreement”) with the Manager with respect to the American Beacon SiM High Yield Opportunities Fund (“SiM Fund”) and American Beacon FEAC Floating Rate Income Fund (“FEAC Fund” and, collectively, with the SiM Fund, the “Funds”) and other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreements (“Current Investment Advisory Agreements”) among the Manager, the Trust and each of Strategic Income Management, LLC (“SiM”) on behalf of the SiM Fund, and First Eagle Alternative Credit, LLC (“FEAC”), on behalf of the FEAC Fund. SiM and FEAC are collectively referred to herein as the “Sub-Advisors.” As required by the 1940 Act, the Current Management Agreement and Current Investment Advisory Agreements (“Current Agreements”) provide for their automatic termination in the event of an assignment, and will, therefore, terminate upon the Closing.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Funds and the Other Funds. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023, and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Funds of a new Management Agreement (“New Management Agreement”), and new Investment Advisory Agreements (each, a “New Investment Advisory Agreement” and, collectively with the New Management Agreement, the “New Agreements”).

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Funds and their shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Funds, the capabilities of the key personnel of the Manager who currently manage the Funds to continue to provide services to the Funds at the current levels, or the capabilities of the Sub-Advisors to provide the same level of services to the Funds.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Funds by the Manager, including investment advisory and administrative services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital

Disclosure Regarding the Approval of New Management and New Investment Advisory Agreements

August 31, 2023 (Unaudited)

structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Funds, but noted that there could be no assurance of any particular benefits that may result.

In connection with the Board’s determination to approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Funds’ assets are managed will not change as a result of the Transaction, and the same people who currently manage the Funds’ assets are expected to continue to do so after the Transaction;

•	The fee rates payable by each Fund under the New Agreements are the same as the fee rates payable under the Current Agreements;

•

The Manager’s commitment to maintaining the contractual fee waiver/expense reimbursement agreement that is currently in effect with respect to each Fund for a period of two years following the Closing to ensure that shareholders do not face an increase in expenses;

•	The New Agreements are identical in all material respects to the Current Agreements;

•	The Manager and the Sub-Advisors would provide the same services to the Funds pursuant to the New Agreements as they had been providing under the Current Agreements;

•

The Manager’s personnel who will provide management services to the Funds are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Funds;

•	The Sub-Advisors’ personnel who will provide advisory services to the Funds are not expected to change;

•

Resolute’s substantially strengthened capital structure following the Closing, which would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Funds;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Funds’ Sub-Advisors and other key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Funds in connection with the Transaction, the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction, including the Proxy Statement, and fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Funds may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Funds and may reduce the potential vulnerability to changes in control of the Manager that could be adverse to the Funds’ interests and affect the retention of key employees providing services to the Funds;

Disclosure Regarding the Approval of New Management and New Investment Advisory Agreements

August 31, 2023 (Unaudited)

•

The Manager’s representation that there had been no material changes or developments relating to the Manager or the Sub-Advisors, since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

•	The Trustees had requested and evaluated information relevant to the renewal of the Current Agreements at their May-June Meetings.

In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements at the May-June Meetings, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the renewal of the Current Agreements, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Agreements at the July 12, 2023 meeting. The factors considered by the Board in connection with the approval of the Current Agreements for the SiM Fund and the Current Management Agreement for the FEAC Fund are described in the section of this report titled “Disclosure Regarding Approval of the Current Management and Investment Advisory Agreements.” The factors considered by the Board in connection with the approval of the Current Investment Advisory Agreement for the FEAC Fund are described in the section of the FEAC Fund’s Semi-Annual Report dated February 28, 2023 titled “Disclosure Regarding Approval of the Investment Advisory Agreement for the FEAC Floating Rate Income Fund.”

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (1954)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (1969)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (1962)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (1960)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (1961)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (1963)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (1975)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd.; (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023-Present); American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (1959)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (1981)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (1969)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (1970)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (1961)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present) Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (1963)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (1963)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (1971)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (1966)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (1984)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

August 31, 2023 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling

1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com, approximately sixty days after the end of each quarter for the FEAC Floating Rate Income Fund and twenty days after the end of each month for the SiM High Yield Opportunities Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon FEAC Floating Rate Income Fund and American Beacon SiM High Yield Opportunities Fund are service marks of American Beacon Advisors, Inc.

AR 08/23

ITEM 2. CODE OF ETHICS.

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees of the Trust has determined that Claudia Holz, a member of the Trust’s Audit and Compliance Committee, is the “audit committee financial expert” as defined in Form N-CSR. Ms. Claudia is considered “independent” as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)
Audit Fees	Fiscal Year Ended
$184,000	8/31/2022
$145,500	8/31/2023

(b)
Audit Related Fees	Fiscal Year Ended
$0	8/31/2022
$0	8/31/2023

(c)
Tax Fees (1)	Fiscal Year Ended
$ 42,454	8/31/2022
$ 39,066	8/31/2023

(d)
All Other Fees	Fiscal Year Ended
$0	8/31/2022
$0	8/31/2023

(1)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$42,454	$0	N/A	8/31/2022
$39,066	$0	N/A	8/31/2023

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
President
American Beacon Funds
Date: November 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
President
American Beacon Funds
Date: November 1, 2023

By	/s/ Sonia L. Bates

Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Funds
Date: November 1, 2023